STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 08/18/1995
950188446 - 2535248

BK 00465 PG266

                                                                     Exhibit 3.7

                          CERTIFICATE OF INCORPORATION
                                       OF
                            WARP, WEFT OR WOOF CORP.
                            ------------------------

                  FIRST: The name of the corporation is:
                         WARP, WEFT OR WOOF CORP.
                  SECOND:  Its registered office in the State of Delaware
is located at 25 Greystone Manor, Lewes, Delaware 19958-9776, County of Sussex. The registered agent in charge thereof is Harvard Business Services, Inc.
                  THIRD:   The purpose of the corporation is to engage in
any lawful activity for which corporations may be organized under the General Corporation Law of Delaware.
                  FOURTH: The total number of shares of stock which the corporation is authorized to issue is 20,000,000 shares having a par value of $ 0.001 per share.
                  FIFTH:   The business and affairs of the corporation
shall be managed by or under the direction of the board of directors, and the directors need not be elected by ballot unless required by the bylaws of the corporation.
                  SIXTH:   This corporation shall be perpetual unless
otherwise decided by a majority of the Board of Directors.
                  SEVENTH: In furtherance and not in limitation of the
powers conferred by the laws of Delaware, the board of directors is authorized to amend or repeal the bylaws.
                  EIGHTH:  The corporation reserves the right to amend or
repeal any provision in this Certificate of Incorporation in the manner prescribed by the laws of Delaware.
                  NINTH: The incorporator is Harvard Business Services, Inc., whose mailing address is 25 Greystone Manor, Lewes, DE 19958-9766. The powers of the incorporator are to file this certificate of incorporation, approve the by-laws of the corporation and elect the initial directors.
                  TENTH:   To the fullest extent permitted by the Delaware
General Corporation Law a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

                  I, Richard H. Bell, for the purpose of forming a corporation under the laws of the State of Delaware do make and file this certificate, and do certify that the facts herein stated are true; and have accordingly signed below, this 18th day of August, 1995.



Signed and Attested to by: /s/Richard H. Bell
                           -----------------------------------
                           Richard H. Bell, President & Secretary
                           HARVARD BUSINESS SERVICES, INC.


RECORDER OF DEEDS
FRANCIS X. RASKAUSKAS

95 AUG 31 AM 9:21

SUSSEX COUNTY
DOC. SURCHARGE PAID

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                            WARP, WEFT OR WOOF CORP.

     I, the undersigned President and Secretary of Warp, Weft or Woof Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), hereby certify as follows:

     FIRST, The Board of Directors of the Corporation duly adopted resolutions containing the amendment to the Certificate of Incorporation of the Corporation set forth below, declaring such amendment to be advisable and calling for the consent of the stockholders of the Corporation to such amendments.

     SECOND, Simultaneously, the Corporation's stockholders unanimously gave written consent to the adoption of the amendment pursuant to Section 228 of the Delaware General Corporation Law without a meeting, and the amendment was in all respects duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     THIRD, Article FIRST of the Certificate of Incorporation of the Corporation was amended to read in its entirety as follows:

     FIRST:   The name of the corporation is:
              3dub, Inc.


     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Aloke Majumdar, its President and its Secretary, this 19th day of August, 1996.


                                       WARP, WEFT OR WOOF CORP.


                                       By:  /s/ ALOKE MAJUMDAR
                                           ----------------------------
                                           Aloke Majumdar, President


ATTEST:

    /s/ ALOKE MAJUMDAR
----------------------------
Aloke Majumdar, Secretary




                                              STATE OF DELAWARE
                                              SECRETARY OF STATE
                                            DIVISION OF CORPORATIONS
                                            FILED 09:00 AM 09/05/1996
                                               960257229 - 2535248

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   3dub, Inc.

         We, the undersigned, President and Secretary, respectively, of 3dub, Inc., a corporation organized and existing wider and by virtue of the General Corporation law of the State of Delaware (the "Corporation"), do hereby certify as follows:

         FIRST: The Board of Directors of the Corporation duly adopted resolutions containing the amendments to the Certificate of Incorporation of the Corporation set forth below, declaring such amendments to be advisable and calling for the consent of the stockholders of the Corporation to such amendments.

         SECOND: Simultaneously, stockholders holding sufficient shares of each class and series of stock entitled to vote gave written consent to the adoption of the amendments pursuant to Section 228 of the Delaware General Corporation Law without a meeting, written notice pursuant to Section 228(d) of the Delaware General Corporation Law will be given to stockholders who did not consent in writing and the amendments were in all respects duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

         THIRD: Article FOURTH of the Certificate of Incorporation of the Corporation was amended to read in its entirety as set forth on EXHIBIT A hereto.


STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/26/1997
971404339 - 2535248

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Srikant Srinivasan, its President, and Srikant Srinivasan, its Secretary, this 26th day of November, 1997.

                                        3dub, Inc.



                                        By:/s/Srikant Srinivasan
                                           -----------------------------
                                           Srikant Srinivasan, President

                                   EXHIBIT A
                                       TO
                            CERTIFICATE OF AMENDMENT

         FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is 21,823,530 divided into 20,000,000 shares of common stock, each having a par value of $0.001 ("Common Stock"), and 1,823,530 shares of preferred stock, each having a par value of $0.001 ("Preferred Stock").

         Subject to the provisions of Section 13 of this Article FOURTH, the Board of Directors is authorized to provide for the issuance of Preferred Stock from time to time in one or more series with such distinctive serial designations, rights, preferences and limitations of the shares of each such series as the Board of Directors shall establish. The authority of the Board of Directors with respect to each series shall include, without limiting the generality of the foregoing, the determination of any or all of the following:

         A. The number of shares constituting the series and the distinctive designation of that series;

         B. The extent, if any, to which the shares of the series shall have voting rights;

         C. Whether dividends, if any, shall be cumulative or noncumulative, the dividend rate or method of determining the dividend rate of such series, and the dates and preferences of dividends on such series;

         D. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the corporation, or upon any distribution of its assets;

         E. Whether the shares of that series shall have conversion privileges and, if so, the terms and conditions of such conversion privileges, including provisions, if any, for adjustment of the conversion rate and for payment of additional amounts by holders of preferred stock of that series upon exercise of such conversion privileges;

         F. Whether or not the shares of that series shall he redeemable, and, if so, the price at and the terms and conditions upon which such series shall be redeemable, and whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; and

         G. Any other preferences and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, all as shall he determined from time to time by the Board of Directors and shall be stated in a resolution or resolutions providing for the issuance of such Preferred Stock (a "Preferred Stock Designation"). A Preferred Stock Designation originally adopted by the Board of Directors that is subsequently amended by an amendment to the Corporation's Certificate of Incorporation shall continue to be a Preferred Stock Designation.

         Shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or that, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall be canceled on the books of the Corporation, and the shares so redeemed, purchased, converted or exchanged shall be deemed to be canceled and no longer authorized or available for issuance by the Corporation.

1.       DESIGNATION

     One Million Eight Hundred Twenty Three Thousand, Five Hundred Thirty (1,823,530) shares of Preferred Stock are hereby designated Series A Convertible Preferred Stock (hereinafter referred to as the "Series A Preferred"), such series with the powers, preferences and rights and the qualifications, restrictions, and limitations thereon, specified in this Article FOURTH. The Series A Preferred is sometimes referred to herein as the "Preferred Stock."

2.       DIVIDENDS

         a. RIGHT TO DIVIDENDS. The holders of outstanding Series A Preferred shall be entitled to receive cash dividends at the rate of $0.136 per share per annum (as adjusted for stock splits, stock dividends and the like with respect to such shares), respectively, only when, as, and if declared from time to time by the Board of Directors, out of any assets at the time legally available. Notwithstanding Section 2.a(2), dividends on each share of the Series A Preferred (a "Share") shall accrue on a daily basis at the rate of 8% per annum (as adjusted for stock splits, stock dividends and the like with respect to such shares), of the sum of the Series A Liquidation Preference Per Share thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Share to and including the date on which the Series A Liquidation Preference Per Share of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the Liquidation of the Corporation pursuant to Section 3.a(1) below. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulated such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Common Stock. The date on which the Corporation initially issues any Share shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by the Corporation.

         (1) PRIORITY OF DIVIDENDS. The Corporation shall make no Distribution (as defined below) to the holders of Common Stock in any fiscal year unless and until any and all declared but unpaid dividends shall have been paid upon all Preferred Stock. "Distribution" in this paragraph means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the Corporation), or the purchase or redemption of shares of the Corporation for cash or property, but does not include (i) the repurchase of shares from a terminated employee or consultant of the Corporation within the terms of a management agreement or stock restriction agreement, or in exercise of the

Corporation's right of first refusal upon a proposed transfer, in either case approved by the Corporation's Board of Directors or (ii) a distribution which is part of a voluntary liquidation, dissolution or winding up of the Corporation. In the event dividends are paid on any share of Common Stock, an additional divided shall be paid with respect to all outstanding shares of Series A Preferred in an amount equal per share (on as as-if converted to Common Stock basis) to the amount paid or set aside for each share of Common Stock.

         (2) DIVIDENDS NOT CUMULATIVE. Except as provided in Section 2.a above, dividends shall not be cumulative for payment. Dividends shall accrue or accumulate only if and to the extent they are declared but unpaid. No undeclared or declared but unpaid dividend shall bear or accrue interest.

3.       LIQUIDATION PREFERENCE

     a. BASIC PREFERENCE RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation (a "Liquidation"):

         (1) PAYMENTS TO HOLDERS OF PREFERRED STOCK. Subject to Section 3.a(3), each holder of shares of Series A Preferred then outstanding shall be entitled to receive an amount equal to $1.70 for each share of Series A Preferred (the "Series A Liquidation Preference Per Share") (as adjusted for stock splits and the like), plus the accrued dividend at 8% per annum provided in Section 2.a(1), before any payment shall be made in respect of the Corporation's Common Stock. The total payments made under this Section 3.a(1) shall be the "Total Liquidation Preference."

         (2) SHOULD ASSETS EXCEED PAYMENTS. Subject to Section 3.a(3), the remaining assets of the Corporation available for distribution to shareholders after payments are made under Section 3.a(1) shall be distributed pro rata among all of the Corporation's shareholders. For purposes of this Section 3.a(2), holders of Preferred Stock shall share in this distribution in proportion to the number of shares of Common Stock they would hold had full conversion of their Preferred Stock occurred immediately prior to the Liquidation, according to the provisions of Sections 4 and 5, below.

         (3) DISTRIBUTIONS EXCEEDING MINIMUM TARGET. If the assets available for distribution to shareholders without any application of the Total Liquidation Preference is an amount that yields to the shareholders an amount per share equal to or greater than $5.10 per share (adjusted for stock splits and the like) (the "Minimum Target"), the assets available for distribution shall be distributed pro rata among all of the Corporation's shareholders. For purposes of this Section 3.a(3), holders of Preferred Stock shall share in this distribution in proportion to the number of shares of Common Stock they would hold had full conversion of their Preferred Stock occurred immediately prior to the Liquidation, according to the provisions of Sections 4 and 5, below.

         (4) SHOULD ASSETS BE INSUFFICIENT. If upon a Liquidation the assets of the Corporation available for distribution to its shareholders shall be insufficient to make full payments due under Section 3.a(1), then the holders of the Series A Preferred then outstanding shall share ratably in proportion to the number of such shares owned by each such holder in proportion to the Series A Liquidation Preference per share.

         (5) SOURCE OF LIQUIDATION PAYMENT. The holders of stock shall be paid under this Section 3.a out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings.

         (6) MERGER OR ACQUISITION. The Corporation shall not effect (i) a merger, reorganization, or consolidation of the Corporation into or with another corporation, or any other corporate reorganization, in which the shareholders of the Corporation immediately prior to such other consolidation, merger or reorganization, own less than fifty percent (50%) of the Corporation's voting power immediately after such event, or any transaction or series of related transactions in which in excess of fifty percent (50%) of the Corporation's voting power is transferred (an "Acquisition"), or (ii) the sale or transfer of all or substantially all of the assets of the Corporation (an "Asset Transfer") until the Corporation shall have provided notice to all holders of Preferred Stock pursuant to Section 3.b, below. Unless otherwise agreed to by the holders of two-thirds of the Preferred Stock which is then outstanding, an Acquisition or Asset Transfer shall be deemed to be a Liquidation.

     b. NOTICE. In the event of any Liquidation of the Corporation, or in the event of any Acquisition or Asset Transfer, the Corporation shall give each holder of Preferred Stock initial written notice of the proposed action within fifteen (15) days after the date the Board of Directors approves such action, or twenty (20) days prior to any shareholders' meeting called to approve such action, or twenty (20) days after the commencement of any involuntary proceeding, whichever is earlier.

         (1) CONTENT OF NOTICE. Such initial written notice shall describe the material terms and conditions of the proposed action, including a description of the stock, cash, and property to be received by the holders of Preferred Stock upon consummation of the proposed action. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of the Preferred Stock of that material change.

         (2) NOTICE PRECEDES CONSUMMATION. The Corporation shall not consummate any Liquidation of the Corporation before the expiration of twenty (20) days after the mailing of the initial notice or ten (10) days after the mailing of any subsequent written notice, whichever is later. Any such 20-day or 10-day period may be shortened upon the written consent of the holders of a majority of the Preferred Stock then outstanding.

     c. NON-CASH DISTRIBUTIONS ON LIQUIDATION. In the event of any Liquidation of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage a competent independent appraiser to determine the value of the assets to be distributed. With respect to the valuation of securities, the Corporation shall engage such appraiser as shall be approved by the holders of a majority of the Preferred Stock then outstanding. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Preferred Stock of the appraiser's valuation.

4.   CONVERSION

     a.  CONVERSION RIGHTS.

         (1) OPTIONAL CONVERSION. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and up to and including the day prior to the closing of a Qualified Public Offering (as defined below) (the "Conversion Period"), into fully paid and non-assessable shares of Common Stock of the Corporation.

         (2) AUTOMATIC CONVERSION. All outstanding shares of Series A Preferred shall automatically be converted into fully paid and non-assessable shares of Common Stock of the Corporation, at the then applicable Conversion Price (as defined below), immediately:

             (a) Prior to the closing of a firm commitment underwritten public offering of the shares of Common Stock of the Corporation pursuant to a registration statement filed under the Securities Act of 1933, as amended, at a price per share of not less than $8.50 per share (prior to underwriter commissions and expenses and adjusted for stock splits, stock dividends, reorganizations and the like) and with aggregate offering proceeds to the Corporation of not less than Fifteen Million Dollars ($15,000,000) (a "Qualified Public Offering"); or

             (b) Upon the conversion into Common Stock of at least 66-2/3% of all Series A Preferred then outstanding.

         (3) CONVERSION FORMULA. Each share of Series A Preferred shall be valued at $1.70 (the "Original Series A Purchase Price"), for purposes of such optional or automatic conversion, notwithstanding any accrued but unpaid dividends. The number of shares of Common Stock into which each share of the Series A Preferred, may be converted shall be determined by dividing the Original Series A Purchase Price by the Series A Conversion Price (as determined as provided below) in effect at the time of the conversion. The Corporation shall make all necessary payments as of the Conversion Date (as defined in Section 4.c) on account of any dividends declared and thus accrued on the Preferred Stock surrendered for conversion.

     b. INITIAL CONVERSION PRICE. The conversion price per share at which shares of Common Stock shall be initially issuable upon conversion of any shares of Series A Preferred (the "Series A Conversion Price") shall be equal to the Original Series A Purchase Price, subject to adjustment as provided in Section 5 below.

     c.  MECHANICS OF CONVERSION.

         (1) OPTIONAL CONVERSION. Before any holder of Preferred Stock will be entitled to convert the same into shares of Common Stock pursuant to Section 4.a(1) hereof, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and will state therein the name or names in which the certificate or certificates for shares of Common Stock should be issued. The Corporation, as soon as practicable thereafter, will issue and deliver at such office to such holder of Preferred Stock or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder will be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall he treated for all purposes as the record holder or holder of such shares of Common Stock on such Conversion Date.

         (2) AUTOMATIC CONVERSION. Conversion of all the outstanding shares of Preferred Stock into shares of Common Stock pursuant to Section 4.a(2) hereof shall be deemed to have been made automatically and immediately prior to the closing of a Qualified Public Offering, or immediately following the prior conversion of at least 66-2/3% of all Series A Preferred ever issued as set forth in Section 4.a(2)(B) hereof (an "Automatic Conversion Date"). Upon such automatic conversion, the person or persons entitled to receive the shares of Common Stock issuable upon such conversion will be treated for all purposes as the record holder or holders of such Common Stock on the Automatic Conversion Date whether or not such holder or holders shall have surrendered certificates for such holder's shares of Preferred Stock to the Corporation. Upon the Automatic Conversion Date, the certificates representing all the shares of Preferred Stock shall be deemed void; as soon as practicable after the surrender by any holder of Preferred Stock certificates, accompanied by a statement from the holder as to the name or names in which the certificate or certificates for shares of Common Stock should be issued, the Corporation shall then issue and deliver, at the office of the Corporation to such holder or his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled.

         (3) NEW CERTIFICATES. Upon conversion of only a portion of the number or shares or Preferred Stock represented by a certificate surrendered for conversion, the Corporation shall issue and deliver upon the written order of the holder at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered.

         (4) PUBLIC OFFERING. If any holder of Preferred Stock elects to convert in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended (other than in connection with a Qualified Public Offering) the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until the close of business on the actual closing date with respect to such sale of securities. Notice of such closing shall be given by the Corporation by certified mail, postage prepaid, return receipt requested, to the holders of the Preferred Stock at their addresses shown in the Corporation's records at least five (5) days prior to the closing date of such sale of securities. On or after the closing date as specified in such notice, each holder of the Preferred Stock shall surrender the certificate or certificates representing such Preferred Stock for the number of shares of Common Stock to which the holder is entitled at the office of the Corporation or any transfer agent. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid. The conversion shall be deemed to have occurred as of the close of business on the actual closing date with respect to such underwritten offering of securities, and immediately upon the surrender of any certificate representing the Preferred Stock to be converted, each holder of such Preferred Stock shall thereafter be treated for all purposes as the record holder of the number of shares of Common Stock issuable to such holder upon such conversion.

         (5) INABILITY TO PAY DIVIDENDS ON CONVERSION. If for any reason the Corporation is unable to pay any declared and accrued dividends on any Preferred Stock being converted, at the converting holder's option, (i) the Corporation will pay such dividends to the converting holder as soon thereafter as funds of the Corporation are legally available for such payment or (b) all or a portion of such unpaid dividends may he used to acquire an additional number of shares of Common Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose by the Series A Conversion Price which is then in effect.

     d. NO FRACTIONAL SHARES. The Corporation shall issue no fractional shares of Common Stock or scrip upon conversion of shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon their conversion shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the Series A Conversion Price in effect on the business day next preceding the day of conversion.

     e. TAXES INCIDENT TO CONVERSION. The Corporation shall pay any and all issue taxes and other taxes (excluding income taxes) that may be payable in respect to any issue or delivery of shares of Common Stock on conversion of Preferred Stock. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

     f. SUFFICIENT RESERVES OF STOCK. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Preferred Stock from time to time outstanding.

     g. VALID ISSUE FOR CONVERSION. All shares of Common Stock which may be issued upon conversion of the shares of Preferred Stock shall, upon issuance by the Corporation, be validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to their issuance.

5.   ADJUSTMENT OF CONVERSION PRICES

     a. ANTI-DILUTION ADJUSTMENT. The Series A Conversion Price (also known as the "Conversion Price") in effect at any time shall be adjusted from time to time as provided in this Section 5.

     b. NO ADJUSTMENT FOR CERTAIN GRANTS, SALES, OR ISSUANCES. Anything in this Certificate of Incorporation to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the grant of options or other rights to purchase, or the sale of, or the issuance of, shares of Common Stock or obligations or securities convertible into the Common Stock of the Corporation:

        (1) To its officers, employees, directors, and consultants pursuant to the Company's Stock Option Plan so long as any such grants, sales or issuances do not exceed in the aggregate 947,037 shares of Common Stock or obligations or securities convertible into Common Stock;

        (2) Upon the conversion of any shares of the Corporation's Preferred Stock.

     c. STOCK SPLITS, STOCK DIVIDENDS OR STOCK COMBINATIONS. In case the Corporation shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock or make a distribution payable in additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, the issuance of such dividend or the making of such distribution, shall be proportionately decreased. In case the Corporation shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend, or combination.

     d. ADJUSTMENT FORMULAS. The Corporation may, at some point after the first issuance of the Series A Preferred issue or sell Common Stock, a right or option to purchase Common Stock, or shares of stock or an obligation convertible into Common Stock for a certain consideration receivable by the Corporation per share ("Consideration Receivable," with the product or the number of such shares times such Consideration Receivable being the "Aggregate Consideration Receivable") which is less than the Series A Conversion Price then in effect. In any such event, the Series A Conversion Price shall immediately and automatically be adjusted as determined to the nearest cent by the following formula:

    Where      z =  New Series A Conversion Price;

               x =  Current Series A Conversion Price;

               y = The Aggregate Consideration Receivable on such issuance, sale, etc.;

               a = Number of shares of Common Stock outstanding just prior to such issuance, sale, etc., less all shares of Common Stock owned by Srikant Srinivasan and Aloke Majumdar at such time (or owned by the ancestors, descendants or spouses of such persons or held in trust or other entitles for the benefit of such persons or Messrs. Srinivasan and Majumdar);

               b = Number of shares of Common Stock to which all holders of Options (as defined in 5.d(1) below) are entitled to subscribe for, or purchase immediately prior to, such issuance, sale, etc.;

               c = Number of shares of Common Stock issuable to all holders of Convertible Securities (as defined in 5.d(2) below), immediately prior to such issuance, sale, etc. (using the Series A Conversion Price then in effect); and

               d = Number of shares of Common Stock to be issued, or deemed to be issued under 5(d)(1) and (2) below, in connection with such issuance, sale, etc.;

               then z =  x(a+b+c)+y;
                         -----------
                         a+b+c+d

provided, however, that the Series A Conversion Price shall never exceed the Original Series A Purchase Price.

         For purposes of this Section 5.d only, the following provisions shall apply:

         (1) OPTIONS OR WARRANTS. In case of the issuance or sale by the Corporation in any manner of any options for the purchase of shares of Common Stock or of any rights to subscribe for or to purchase shares of Common Stock ("Options"), all shares of Common Stock which the holders of such Options shall be entitled to subscribe for or purchase pursuant to such Options shall be deemed to be issued or sold as of the date of the offering of such rights or the granting of such Options.

         (2) CONVERTIBLE SECURITIES. In the case of the issuance or sale by the Corporation in any manner of any obligations or of any shares of stock of the Corporation that shall be convertible into or exchangeable for Common Stock ("Convertible Securities"), all shares of Common Stock issuable upon the conversion or exchange of such obligations or shares shall be deemed issued as of the date such obligations or shares are issued.

         (3) CASH CONSIDERATION FOR COMMON STOCK. In the case of an issue or sale for cash of shares of Common Stock, the Consideration Receivable by the Corporation therefor shall be the amount of cash received, before deducting any commissions or expenses paid by the Corporation.

         (4) NON-CASH CONSIDERATION FOR COMMON STOCK. In the case of the issuance or sale (otherwise than upon conversion or exchange of obligations or shares of stock of the Corporation) of shares of Common Stock for a consideration other than cash or a consideration partly other than cash, the amount of the consideration other than cash receivable by the Corporation for such shares shall be deemed to be the value of such consideration as determined in good faith by the Board or Directors.

         (5) CONSIDERATION RECEIVABLE FOR OPTIONS OR CONVERTIBLE SECURITIES.

             (a) The amount of the Aggregate Consideration Receivable by the Corporation upon the issuance of any Options referred to in Subparagraph (1) above shall be the minimum aggregate consideration named in such Options for the shares of Common Stock covered thereby, plus the consideration, if any, received by the Corporation for such Options.

             (b) The amount of Consideration Receivable by the Corporation upon the issuance of any obligations or shares which are convertible or exchangeable as described in Subparagraph (2) above as "Convertible Securities," shall be the amount of consideration received by the Corporation upon the issuance of such obligations or shares, plus the minimum aggregate consideration, if any, other than such obligations or shares, receivable by the Corporation upon such conversion or exchange, except in adjustment of dividends.

             (c) The amount of Aggregate Consideration Receivable under Paragraphs 5.d(5)(A) and 5.d(5)(B) and the amount of Aggregate Consideration Receivable upon the exercise of Options or upon the conversion or exchange of convertible securities under this Paragraph 5.d(5), shall be determined in the same manner provided in Subparagraphs (3) and (4) above with respect to the Aggregate Consideration Receivable by the Corporation as in the case of the issuance of additional shares of Common Stock. But if such obligations or shares of stock so convertible or exchangeable are issued in satisfaction of any dividend upon any stock of the Corporation other than Common Stock, the amount of the consideration received upon the original issuance of such obligations or shares of stock shall be the value of such obligations or shares of stock, as of the date of the adoption of the resolution declaring the dividend, as determined in good faith by the Board of Directors at or as of that date.

         (6) OTHER PARTICULARS CONCERNING OPTIONS AND CONVERTIBLE SECURITIES. In the event that the Series A Conversion Price shall be adjusted with respect to the issuance of Options or Convertible Securities (as defined in Sections 5.d(1) and (2)), the following provisions apply:

             (a) No further adjustment in the Conversion Price(s) shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock when those Options are exercised or those Convertible Securities are converted.

             (b) Such Options or Convertible Securities may by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Corporation, or increase in the number of shares of Common Stock issuable, upon their exercise, conversion or exchange. In such a case, the Conversion Price computed upon the original issue thereof, and any subsequent adjustments shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects those Options or the rights of conversion or exchange under those Convertible Securities.

             (c) Upon the expiration of any such Options or any rights of conversion under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof, and any subsequent adjustments shall, upon such expiration, be recomputed as if:

                 i) In the case of Convertible Securities or Options for Common Stock, the only additional shares of common stock issued were the shares of Common Stock actually issued upon the exercise of such Options or the conversion of such Convertible Securities; and the Aggregate Consideration Receivable was the consideration actually received by the Corporation for the issue of such Convertible Securities which were actually converted, and

                 ii) In the case of Options for Convertible Securities, only the Convertible Securities actually issued upon the exercise thereof were issued at the time of issue of such Options; and the Aggregate Consideration Receivable for the additional shares or Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options for Convertible Securities, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 5.d(5)) upon the issue of the Convertible Securities when such Options were actually exercised.

             (d) No readjustment pursuant to Section 5.d(6)(b) or Section 5.d(6)(c) shall have the effect of increasing the Conversion Price by an amount greater than the amount of the adjustment originally made when the Options or Convertible Securities were issued.

             (e) In the case of any Options which expire by their terms not more than thirty (30) days after the date of issue or sooner, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

     e. WAIVER OF ADJUSTMENT.

        (1) In the event that holders of two-thirds of the then currently outstanding shares of the Series A Preferred shall consent to limit, or waive in its entirety, any anti-dilution adjustment to which the holders of such series would otherwise be entitled under Section 5.d hereof, the Corporation shall not be required to make any adjustment whatsoever with respect to any shares of Series A Preferred or to make any adjustment with respect to any shares of Series A Preferred in excess of such limit, as the terms of such consent may dictate.

        (2) Moreover, any holder of Series A Preferred shall be permitted to waive in whole or in part, currently or prospectively, by contract or any other writing, any anti-dilution adjustment to which he or it would otherwise be entitled pursuant to the provisions of this Section 5.

6.   REDEMPTION.

     a. OPTIONAL REDEMPTION. So long as any Series A Preferred shall be outstanding, at the election of two-thirds of the outstanding Series A Preferred, the Corporation shall on each of the dates set forth below redeem from each holder of shares of Series A Preferred at the redemption price of $1.70 per share plus any declared and unpaid dividends with respect to such shares (such amount to be adjusted proportionately in the event the shares of Preferred Stock are subdivided into a greater number or combined into a lesser number) the number of shares of Series A Preferred, to the nearest whole share, held by such holder on such date in eight (8) equal quarterly installments beginning November 30, 2004, provided that such number shall be reduced, in each instance, with respect to each holder, by the number of shares of Series A Preferred with respect to which such holder exercises its conversion rights during the period commencing on the date of the notice of redemption delivered pursuant to Section 6.b and ending on the date of redemption.

         b. PROCEDURES. Whenever any shares of Preferred Stock are to be redeemed pursuant to this Section 6, the Corporation shall give not less than thirty (30) days advance written notice thereof to each holder of record whose stock is to be redeemed, by registered or certified mail, postage prepaid, addressed to such holder at such holder's address as the same shall appear on the registry books of the Corporation. Such notice shall (i) state the number of shares to be purchased from such holder, (ii) state the date fixed for the redemption thereof, and (iii) call upon such holder to surrender to the Corporation on or after said date, at the place designated in such notice, a certificate or certificates representing the number of shares of Preferred Stock to he redeemed in accordance with such notice. On or after the redemption date specified in such notice of redemption, each holder of shares of Preferred Stock to be so redeemed shall present and surrender the certificate or certificates for such shares to the Corporation at the place designated in said notice, duly endorsed for transfer, free and clear of all liens, claims, and encumbrances of any kind or nature, and thereupon the redemption price of such shares shall be paid to, or to the order of, the person whose name appears an such certificate or certificates as the owner thereof. From and after the date fixed in any such notice as the date of redemption, unless the Corporation shall default in providing from the payment of the redemption price pursuant to such notice, all rights of the holders of Preferred Stock thereby called for redemption as shareholders of the Corporation with respect to such shares of Preferred Stock, except the right to receive the redemption price, shall cease and terminate. The Corporation shall deposit the amount required for the payment of any part of the redemption price not claimed on the redemption date with a bank or trust company selected by the Corporation and doing business in Colorado. Any interest allowed on monies so deposited shall be paid from time to time to the Corporation. Any monies so deposited which shall remain unclaimed by the holders of the Preferred Stock at the end of two years after the redemption date shall be paid by such bank or trust company to the Corporation, but the Corporation shall remain obligated to make payment of the redemption price to the holders of Preferred Stock entitled thereto, subject to any applicable escheat or similar laws.

         c. PRE-EMPTIVE CONVERSION. Nothing in this Section 6 shall be deemed to prevent any holder of shares of Preferred Stock from exercising such holder's right of conversion pursuant to Section 4 hereof with respect to any share of Preferred Stock at any time prior to the redemption of such share of Preferred Stock, including the giving of notice of redemption with respect to such share pursuant to Section 6.b.

7.   REORGANIZATION, RECLASSIFICATION, AND SALE OF ASSETS.

     If any capital reorganization or reclassification of the capital stock of the Corporation, including any such reorganization or reclassification in connection with any merger, consolidation, or transfer of substantially all of the assets of the Corporation, shall not be deemed to be a Liquidation pursuant to Section 3 hereof, and if it shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then the following shall be an express condition of such reorganization or reclassification.

         a. Lawful and adequate provisions in a form satisfactory to the holders of two-thirds of the Preferred Stock, shall be made, whereby each holder of shares of Preferred Stock shall thereafter have the right to receive, upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of such shares of the Preferred Stock, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place.

         b. Moreover, in any such case, appropriate provision shall be made with respect to the rights and interests of each such holder of Preferred Stock to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of such conversion rights. In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of Common Stock of the surviving Corporation are issuable to holders of the Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation.

         c. The Corporation shall not effect any such reorganization, reclassification, consolidation, merger, or sale unless, prior to the consummation thereof: (i) the Corporation shall have obtained the consent of the holders of two-thirds of the Preferred Stock then outstanding, and (ii) the successor corporation (if other than the Corporation) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument, in a form satisfactory to the holders of two-thirds of the Preferred Stock then outstanding the obligation to deliver to such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive. Such written instrument shall be promptly mailed or delivered to each holder of shares of Preferred Stock at the last address of such holder appearing on the books of the Corporation.

8.   NO IMPAIRMENT

     Without the consent of the holders of two-thirds of the Preferred Stock then outstanding, the Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms in this Article FOURTH to be observed or performed by the Corporation. The Corporation shall at all times in good faith assist in the carrying out of all the provisions of Sections 4, 5, 6 and 7 hereof.

9.   CERTIFICATE AS TO ADJUSTMENTS

     a. Upon the occurrence of each adjustment of the Series A Conversion Price, pursuant to Section 5, the Corporation at its expense shall promptly compute such adjustment and prepare and furnish to each holder of Series A Preferred a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and

     b. Upon the written request at any time of any holder of Series A Preferred, the Corporation shall furnish to such holder a like certificate setting forth (i) such adjustment, (ii) the Series A Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series A Preferred.

10.  NOTICE OF RECORD DATES

     In the event:

     a. That the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

     b. That the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

     c. Of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation, or merger of the Corporation with or into another corporation or conveyance of all or substantially all of the assets of the Corporation to another corporation; or

     d. Of the voluntary or involuntary dissolution, liquidation, or winding up of the Corporation;

then, the Corporation shall cause to be mailed to the holders of record of the outstanding Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice stating the date on which that record is to be taken or that event is to take place. The notice shall also specify the date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

11.  FORM OF NOTICES

     Any notice required by the provisions of this Article FOURTH to be given to the holders of shares of Preferred Stock shall be deemed given if hand delivered, delivered by courier, or deposited in the United States mail, postage prepaid, addressed to each bolder of record at such holder's address appearing on the books of the Corporation.

12.      VOTING

     a. GENERAL RIGHTS. The shares of Preferred Stock shall be voted equally with the shares of the Corporation's Common Stock at any annual or special meeting of shareholders of the Corporation, or may act by written consent on the same basis, with respect to all matters which come before the shareholders. Each holder of shares of Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of the Corporation's Common Stock into which such holder's shares of Series A Preferred are convertible, pursuant to Sections 4 and 5 of this Article FOURTH, immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

     b. ELECTION OF THE BOARD OF DIRECTORS. For so long as the authorized size of the Corporation's Board of Directors is five (5) or more, (i) the holders of Series A Preferred, voting as a separate class, shall be entitled to elect two
(2) members (one designated by Sequel Limited Partnership and its affiliates and one by Sevin Rosen Funds and its affiliates) of the Corporation's Board of Directors at each meeting or pursuant to each consent of the Corporation's shareholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors; (ii) the holders of Common stock, voting as a separate class, shall be entitled to elect two (2) members of the Corporation's Board of Directors at each meeting or pursuant to each consent of the Corporation's shareholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors; and (iii) the holders of Common Stock and Series A Preferred, voting together as a class, shall be entitled to elect the remaining members of the Board of Directors.

13.  AMENDMENTS AND CHANGES

     As long as any of the Series A Preferred shall be issued and outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of 66-2/3% of the Series A Preferred then outstanding:

     a. Take any action that increases the number of authorized shares of Preferred Stock or which would materially and adversely alter or change the preferences, rights, privileges, or powers of, or the restrictions provided for the benefit of, the Series A Preferred;

     b. Authorize, create, or issue shares of any class of stock, any bonds, debentures, notes, or other obligations convertible into or exchangeable for or having option rights to purchase, any shares of stock of the Corporation having any preference or priority, as to dividends, assets or otherwise on a parity with or superior to any preferences or priority of the Series A Preferred;

     c. Reclassify any outstanding shares into shares having any preference or priority as to dividends, assets or otherwise superior to or on a parity with any such preference or priority of Preferred Stock;

     d. Merge, consolidate, reorganize, recapitalize, liquidate or sell all or substantially all of the assets outside the ordinary course of business or enter into any agreement regarding an Asset Transfer or an Acquisition);

     e. Increase shares subject to or available for stock options above the aggregate number provided in Section 5.b(1);

     f. Repurchase shares of stock from employees or former employees other than in connection with termination of employment pursuant to agreements approved by the Board of Directors of the Corporation;

     g. Effect substantial acquisitions or changes in the business of the Corporation;

     h. Engage in any transaction with an affiliate of the Corporation; or

     i. Take any action that increases or decreases the authorized size of the Board of Directors.

14.  HEADINGS

     The headings of the Sections, Subsections, Paragraphs and Subparagraphs of this Article FOURTH are inserted for convenience only and shall not be deemed to constitute a part of this Article FOURTH.

                                          STATE OF DELAWARE
                                          SECRETARY OF STATE
                                       DIVISION OF CORPORATIONS
                                       FILED 09:00 AM 01/28/1998
                                         981034575 - 2535248



                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                 OF 3DUB, INC.

     The undersigned, as President and Secretary of 3dub, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: The Board of Directors of the Corporation duly adopted resolutions containing the amendment to the Certificate of Incorporation of the Corporation set forth below, declaring such amendment to be advisable and calling for the consent of the stockholders of the Corporation to such amendment.

     SECOND: Simultaneously, stockholders holding sufficient shares of each class and series of stock entitled to vote gave written consent to the adoption of the amendment pursuant to Section 228 of the Delaware General Corporation Law without a meeting, written notice pursuant to Section 228(d) of the Delaware General Corporation Law will be given to stockholders who did not consent in writing and the amendments were in all respects duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     THIRD: Article FIRST of the Certificate of Incorporation of the Corporation was amended to read in its entirety as follows:

     FIRST:  The name of the corporation is: Thunderbeam.com, Inc.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Srikant Srinivasan, its President and Secretary, this 27th day of January, 1998.

                                       3dub, Inc.

                                       By:  /s/ SRIKANT SRINIVASAN
                                           -----------------------------
                                           Srikant Srinivasan, President


ATTEST:


   /s/ SRIKANT SRINIVASAN
-----------------------------
Srikant Srinivasan, Secretary

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                             THUNDERBEAM.COM, INC.

         The undersigned, as President and Secretary of Thunderbeam.com, Inc., a corporation organized and existing under and by virtue of the General Corporation law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         FIRST: The Board of Directors of the Corporation duly adopted resolutions containing the amendments to the Certificate of Incorporation of the Corporation set forth below, declaring such amendments to be advisable and calling for the consent of the stockholders of the Corporation to such amendments.

         SECOND: Simultaneously, stockholders holding sufficient shares of each class and series of stock entitled to vote gave written consent to the adoption of the amendments pursuant to Section 228 of the Delaware General Corporation Law without a meeting, written notice pursuant to Section 228(d) of the Delaware General Corporation Law will be given to stockholders who did not consent in writing and the amendments were in all respects duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

         THIRD: Article FIRST of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

               FIRST: The name of the corporation is: BrainPlay.com, Inc.

         FOURTH: The introductory paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation was amended to read in its entirety as follows: "FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is 21,831,177, divided into 20,000,000 shares of common stock, each having a par value of $0.001 ("Common Stock"), and 1,831,177 shares of preferred stock, each having a par value of $0.001 ("Preferred Stock")."

         FIFTH: Paragraph 1 of Article FOURTH of the Certificate of Incorporation of the Corporation was amended to read in its entirety as follows:
"1. DESIGNATION - One Million Eight Hundred Thirty One Thousand, One Hundred Seventy Seven (1,831,177) shares of Preferred Stock are hereby designated Series A Convertible Preferred Stock (hereinafter referred to as the "Series A Preferred"), such series with the powers, preferences and rights and the qualifications, restrictions, and limitations thereon, specified in this Article FOURTH. The Series A Preferred is sometimes referred to herein as the "Preferred Stock."

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Srikant Srinivasan, its President and Secretary, this 17th day of July, 1998.

                                Thunderbeam.com, Inc.



                                By:/s/Srikan Srinivasan
                                   ------------------------------------------
                                   Srikan Srinivasan, President and Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/18/1998
981489471 - 2535248


                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                              BRAINPLAY.COM, INC,

         I, the undersigned, President and Secretary of BrainPlay.com, Inc., a corporation organized and existing under and by virtue of the General Corporation law of the State of Delaware (the "Corporation"), do hereby certify as follows:

         FIRST: The Board of Directors of the Corporation duly adopted resolutions containing the amendments to the Certificate of Incorporation of the Corporation set forth below, declaring such amendments to be advisable and calling for the consent of the stockholders of the Corporation to such amendments.

         SECOND: Simultaneously, stockholders holding sufficient shares of each class and series of stock entitled to vote gave written consent to the adoption of the amendments pursuant to Section 228 of the Delaware General Corporation Law without a meeting, written notice pursuant to Section 228(d) of the Delaware General Corporation Law will be given to stockholders who did rot consent in writing and the amendments were in all respects duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

         THIRD: Article FOURTH of the Certificate of Incorporation of the Corporation was amended to read in its entirety as set forth on EXHIBIT A Hereto.

         IN WITNESS WHEREOF, (the Corporation has caused this Certificate to be signed by Srikant Srinivasan, its President and Secretary, this 18 day of December, 1998.


                                 BrainPlay.com, Inc.



                                 By:/s/Srikant Srinivasan
                                    ----------------------------
                                    Srikant Srinivasan, President and Secretary

                                   EXHIBIT A
                                       TO
                            CERTIFICATE OF AMENDMENT

         FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is 23,412,166 divided into 20,000,000 shares of common stock, each having a par value of $0.001 ("Common Stock"), and 3,412,166 shares of preferred stock, each having a par value of $0.001 ("Preferred Stock").

         Subject to the provisions of Section 13 of this Article FOURTH, the Board of Directors is authorized to provide for the issuance of Preferred Stock from time to time in one or more series with such distinctive serial designations, rights, preferences and limitations of the shares of each such series as the Board of Directors shall establish. The authority of the Board of Directors with respect to each series shall include, without limiting the generality of the foregoing, the determination of any or all of the following:

         A. The number of shares constituting the series and the distinctive designation of that series;

         B. The extent, if any, to which the shares of the series shall have voting rights;

         C. Whether dividends, if any, shall be cumulative or noncumulative, the dividend rate or method of determining the dividend rate of such series, and the dates and preferences of dividends on such series;

         D. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the corporation, or upon any distribution of its assets;

         E. Whether the shares of that series shall have conversion privileges and, if so, the terms and conditions of such conversion privileges, including, provisions, if any, for adjustment of the conversion rate and for payment of additional amounts by holders of preferred stock of that series upon exercise of such conversion privileges;

         F. Whether or not the shares of that series shall be redeemable, and, if so, the price at and the terms and conditions upon which such series shall be redeemable, and whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; and

         G. Any other preferences and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions, thereof, all as shall be determined from time to time by the Board of Directors and shall be stated in a resolution or resolutions providing for the issuance of such Preferred Stock (a "Preferred Stock Designation"). A Preferred Stock Designation originally adopted by the Board of Directors that is subsequently amended by an amendment to the Corporation's Certificate of Incorporation shall continue to be a Preferred Stock Designation.

         Shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or that, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall be canceled on the books of the Corporation, and the shares so redeemed, purchased, converted or exchanged shall be deemed to be canceled and no longer authorized or available for issuance by the Corporation.

1.       DESIGNATION

         One Million Eight Hundred Thirty Five Thousand, Five Hundred Eighty Nine (1,835,589) shares of Preferred Stock are hereby designated Series A Convertible Preferred Stock (hereinafter referred to as the "Series A Preferred"), and One Million Five Hundred Seventy Six Thousand, Five Hundred Seventy Seven (1,576,577) shares of Preferred Stock are hereby designated Series B Convertible Preferred Stock (hereinafter referred to as the "Series B Preferred"). The Series A Preferred and the Series B Preferred are collectively referred to herein as the "Series Preferred." The Series Preferred shall have the powers, preferences and rights and the qualifications, restrictions, and limitations, specified in this Article FOURTH.

2.       DIVIDENDS

         a. Right to Dividends. The holders of outstanding Series Preferred shall be entitled to receive cash dividends, at the rate of $0.136 per share per annum in the case of Series A Preferred, and $0.1776 per share per annum in the case of Series B Preferred (in each case as adjusted for stock splits, stock dividends and the like with respect to such shares), respectively, only when, as, and if declared from time to time by the Board of Directors, out of any assets at the time legally available. The date on which the Corporation initially issues any Share shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by the Corporation.

                (1) Priority of Dividends. The Corporation shall make no Distribution (as defined below) to the holders of Common Stock in any fiscal year unless and until any and all declared but unpaid dividends shall have been paid upon all Series Preferred. "Distribution" in this paragraph means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the Corporation), or the purchase or redemption of shares of the Corporation for cash or property, but does not include (i) the repurchase of shares from a terminated employee or consultant of the Corporation within the terms of a management agreement or stock restriction agreement, or in exercise of the Corporation's right of first refusal upon a proposed transfer, in either case approved by the Corporation's Board of Directors or (ii) a distribution which is part of a voluntary liquidation, dissolution or winding up of the Corporation. In the event dividends are paid on any share of Common Stock, an additional dividend shall be paid with respect to all outstanding shares of Series Preferred in an amount equal per share (on an as-if converted to Common Stock basis) to the amount paid or set aside for each share of Common Stock.



                (2) Dividends Not Cumulative. Dividends shall not be cumulative for payment. Dividends shall accrue or accumulate only if and to the extent they are declared but unpaid. No undeclared or declared but unpaid dividend shall bear or accrue interest.

3.       LIQUIDATION PREFERENCE

         a. Basic Preference Rights. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation (a "Liquidation"):

                (1) Before any distribution or payment shall be made to the holders of any other capital stock of the Corporation, the holders of Series Preferred shall be entitled to be paid out of the assets of the Corporation an amount per share of Series Preferred then held by them (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) equal to the sum of (i) the Original Issue Price for such series plus (ii) all declared and accrued but unpaid dividends thereon (the "Liquidation Preference") for each share of Series Preferred held by them. The Original Issue Price for the Series A Preferred shall by $1.70 per share and the Original Issue Price for the Series B Preferred shall be $2.22 per share.

                (2) After the payment of the Liquidation Preference of the Series Preferred as set forth in Section 3(a)(1) above, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock, the Series A Holders and the Series B Holders on an as-if-converted to Common Stock basis, based on the number of shares then held by them, until such time as the Series B Holders have received pursuant to Section 3(a)(1) above and this Section 3(a)(2) an aggregate amount per share of Series B Preferred equal to $5.10 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares).

                (3) After the payment of the Liquidation Preference of the Series Preferred as set forth in Section 3(a)(1) above, and after the payments under Section 3(a)(2) above, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock and the Series A Holders on an as-if-converted to Common Stock basis, based on the number of shares then held by them, until such time as the Series A Holders have received pursuant to Sections 3(a)(1) and 3(a)(2) above and this Section 3(a)(3) an aggregate amount per share of Series A Preferred equal to $5.10 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares).

                (4) After the payment of the Liquidation Preference of the Series Preferred as set forth in Section 3(a)(1) above, and after the payments under Sections 3(a)(2) and 3(a)(3) above, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock, based on the number of shares then held by them.

                (5) Should Assets Be Insufficient. If upon a Liquidation the assets of the Corporation available for distribution to its shareholders shall be insufficient to make full payments due under Section 3(a)(1), then the holders of the Series Preferred then outstanding shall share ratably in proportion to the number of shares of Common Stock they would hold had full conversion of their Series Preferred occurred immediately prior to the Liquidation, according to the provisions of Sections 4 and 5, below.

                (6) Source of Liquidation Payment. The holders of stock shall be paid under this

Section 3.a out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings.

                (7)      Merger or Acquisition. The Corporation shall not effect
(i) a merger, reorganization, or consolidation of the Corporation into or with another corporation, or any other corporate reorganization, in which the shareholders of the Corporation immediately prior to such other consolidation, merger or reorganization, own less than fifty percent (50%) of the Corporation's voting power immediately after such event, or any transaction or series of related transactions in which in excess of fifty percent (50%) of the Corporation's voting power is transferred (an "Acquisition"), or (ii) the sale or transfer of all or substantially all of the assets of the Corporation (an "Asset Transfer") until the Corporation shall have provided notice to all holders of Series Preferred pursuant to Section 3.b, below. Unless otherwise agreed to by the holders of two-thirds of the Series Preferred which is then outstanding, an Acquisition or Asset Transfer shall be deemed to be a Liquidation.

         b. Notice. In the event of any Liquidation of the Corporation, or in the event of any Acquisition or Asset Transfer, the Corporation shall give each holder of Series Preferred initial written notice of the proposed action within fifteen (15) days after the date the Board of Directors approves such action, or twenty (20) days prior to any shareholders' meeting called to approve such action, or twenty (20) days after the commencement of any involuntary proceeding, whichever is earlier.

                (1) Content of Notice. Such initial written notice shall describe the material terms and conditions of the proposed action, including a description of the stock, cash, and property to be received by the holders of Series Preferred upon consummation of the proposed action. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of the Series Preferred of that material change.

                (2) Notice Precedes Consummation. The Corporation shall not consummate any Liquidation of the Corporation before the expiration of twenty
(20) days after the mailing of the initial notice or ten (10) days after the mailing of any subsequent written notice, whichever is later. Any such 20-day or 10-day period may be shortened upon the written consent of the holders of a majority of the Series Preferred then outstanding.

         c. Non-Cash Distributions on Liquidation. In the event of any Liquidation of the Corporation which will involve the distribution of assets other then cash, the Corporation shall promptly engage a competent independent appraiser to determine the value of the assets to be distributed. With respect to the valuation of securities, the Corporation shall engage such appraiser as shall be approved by the holders of a majority of the Series Preferred then outstanding. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series Preferred of the appraiser's valuation.

4.       CONVERSION

         a.     Conversion Rights.

                (1) Optional Conversion. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and up to and including the day prior to the closing of a Qualified Public Offering (as defined below) (the "Conversion Period"), into fully paid and non-assessable shares of Common Stock of the Corporation.

                (2) Automatic Conversion. All outstanding shares of Series A Preferred shall automatically be converted into fully paid and non-assessable shares of Common Stock of the Corporation, at the then applicable Conversion Price (as defined below), immediately:

                         (a)   Prior to the closing of a firm commitment
underwritten public offering of the shares of Common Stock of the Corporation pursuant to a registration statement filed under the Securities Act of 1933, as amended, at a price per share of not less than $8.50 per share (prior to underwriter commissions and expenses and adjusted for stock splits, stock dividends, reorganizations and the like) and with aggregate offering proceeds to the Corporation of not less than Fifteen Million Dollars ($15,000,000) (a "Qualified Public Offering"); or

                         (b)   Upon the election, at any time, of holders of at
least 66-2/3% of the outstanding shares of Series Preferred.

                (3) Conversion Formula. Each share of Series A Preferred shall be valued at $1.70 (the "Original Series A Purchase Price") and each share of Series B Preferred shall be valued at $2.22 (the "Original Series B Purchase Price"), for purposes of such optional or automatic conversion, notwithstanding any accrued but unpaid dividends. The number of shares of Common Stock into which each share of the Series Preferred may be converted shall be determined by
(i) in the case of the Series A Preferred, dividing the Original Series A Purchase Price by the Series A Conversion Price (as determined as provided below) in effect at the time of the conversion, and (ii) in the case of the Series B Preferred, dividing the Original Series B Purchase Price by the Series B Conversion Price (as determined as provided below) in effect at the time of the conversion. The Corporation shall make all necessary payments as of the Conversion Date (as defined in Section 4.c) on account of any dividends declared and thus accrued on the Series Preferred surrendered for conversion.

     b. Initial Conversion Price. The conversion price per share at which shares of Common Stock shall be initially issuable upon conversion of any shares of Series A Preferred (the "Series A Conversion Price") shall be equal to the Original Series A Purchase Price, and the conversion price per share at which shares of Common Stock shall be initially issuable upon conversion of any shares of Series B Preferred (the "Series B Conversion Price") shall be equal to the Original Series B Purchase Price, in each case subject to adjustment as provided in Section 5 below. The Series A Conversion Price and the Series B Conversion Price may individually be referred to as a "Conversion Price" and shall collectively be referred to as the "Conversion Prices."

          c.    Mechanics of Conversion

                (1) Optional Conversion. Before any holder of Series Preferred will be entitled to convert the same into shares of Common Stock pursuant to Section 4.a(1) hereof, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series Preferred, and shall give written notice to the Corporation at such office that such holder elects to convert the same and will state therein the name or names in which the certificate or certificates for shares of Common Stock should be issued. The Corporation, as soon as practicable thereafter, will issue and deliver at such office to such holder of Series Preferred or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder will be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series Preferred to be converted (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holder of such shares of Common Stock on such Conversion Date.

                (2) Automatic Conversion. Conversion of all the outstanding shares of Preferred Stock into shares of Common Stock pursuant to Section 4.a(2) hereof shall be deemed to have been made automatically and immediately prior to the closing of a Qualified Public Offering, or upon the election to convert by holders of at least 66-2/3% of the outstanding shares of Series Preferred as set forth in Section 4.a(2)(B) hereof (an "Automatic Conversion Date"). Upon such automatic conversion, the person or persons entitled to receive the shares of Common Stock issuable upon such conversion will be treated for all purposes as the record holder or holders of such Common Stock on the Automatic Conversion Date whether or not such holder or holders shall have surrendered certificates for such holder's shares of Preferred Stock to the Corporation. On the Automatic Conversion Date, the certificates representing all the shares of Preferred Stock shall be deemed void; and as soon as practicable after the surrender by any holder of Preferred Stock certificates, accompanied by a statement from the holder as to the name or names in which the certificates or certificates for shares of Common Stock should be issued, the Corporation shall then issue and deliver, at the office of the Corporation to such holder or his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled.

                (3) New Certificates. Upon conversion of only a portion of the number of shares of Preferred Stock represented by a certificate surrendered for conversion, the Corporation shall issue and deliver upon the written order of the holder at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered.

                (4) Public Offering. If any holder of Preferred Stock elects to convert in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended (other than in connection with a Qualified Public Offering) the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until the close of business on the actual closing date with respect to such sale of securities. Notice of such closing shall be given by the Corporation by certified mail, postage prepaid, return receipt requested, to the holders of the Preferred Stock at their addresses shown in the Corporation's records at least five (5) days prior to the closing date of such sale of securities. On or after the closing date as specified in such notice, each holder of the Preferred Stock shall surrender the certificate or certificates representing such Preferred Stock for the number of shares of Common Stock to which the holder is entitled at the office of the Corporation or any transfer agent. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid. The conversion shall be deemed to have occurred as of the close of business on the actual closing date with respect to such underwritten offering of securities, and immediately upon the surrender of any certificate representing the Preferred Stock to be converted, each holder of such Preferred Stock shall thereafter be treated for all purposes as the record holder of the number of shares of Common Stock issuable to such holder upon such conversion.

                (5) Inability to Pay Dividends on Conversion. If for any reason the Corporation is unable to pay and declared and accrued dividends on any Preferred Stock being converted, at the converting holder's option, (i) the Corporation will pay such dividends to the converting holder as soon thereafter as funds of the Corporation are legally available for such payment or (b) all or a portion of such unpaid dividends may be used to acquire an additional number of shares of Common Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose by the Series A Conversion Price or Series B Conversion Price, as applicable, which is then in effect.

          d. No Fractional Shares. The Corporation shall issue no fractional shares of Common Stock or scrip upon conversion of shares of Series Preferred. If more than one share of Series Preferred shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon their conversion shall be computed on the basis of the aggregate number of shares of Series Preferred so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series Preferred, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of Series A Conversion Price or Series B Conversion Price, as applicable, in effect on the business day next preceding the day of conversion.

          e. Taxes Incident to Conversion. The Corporation shall pay any and all issue taxes and other taxes (excluding income and capital gains taxes) that may be payable in respect to any issue or delivery of shares of Common Stock on conversion of Series Preferred. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Series Preferred so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

          f. Sufficient Reserves of Stock. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series Preferred, the full number of shares of Common Stock deliverable upon the conversion of all Series Preferred from time to time outstanding.

          g. Valid Issue for Conversion. All shares of Common Stock which may be issued upon conversion of the shares of Series Preferred shall, upon issuance by the Corporation, be validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to their issuance.

5.       ADJUSTMENT OF CONVERSION PRICES

         a. Anti-Dilution Adjustment. The Conversion Prices in effect at any time shall be adjusted from time to time as provided in this Section 5.

         b. No Adjustment for Certain Grants, Sales, or Issuances. Anything in this Certificate of Incorporation to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Prices in the case of the grant of options or other rights to purchase, or the sale of, or the issuance, shares of Common Stock or obligations or securities convertible into the Common Stock of the Corporation:

                (1) To its officers, employees, directors, and consultants pursuant to the Company's Stock Option Plan so long as any such grants, sales or issuances do not exceed in the aggregate 947,037 shares of Common Stock or obligations or securities convertible into Common Stock; or

                (2) Upon the conversion of any shares of the Corporation's Series Preferred.

         c. Stock Splits, Stock Dividends or Stock Combinations. In case the Corporation shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock or make a distribution payable in additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, the issuance of such dividend or the making of such distribution, shall be proportionately decreased, effective at the close of business on the date of such subdivision, dividend, or distribution. In case the Corporation shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such combination.

         d. Adjustment Formulas. If, at any time or from time to time after the first issuance of shares of Series B Preferred, the Corporation issues or sells Common Stock, or a right or option to purchase Common Stock, or shares of stock or an obligation convertible into Common Stock (other than in connection with a stock split, stock dividend, or distribution on the Corporation's Common Stock) for a consideration receivable by the Corporation per share ("Consideration Receivable," with the product of the number of such shares times such Consideration Receivable being the "Aggregate Consideration Receivable") which is less than the Conversion Price then in effect for a series of Series Preferred, such Conversion Price shall immediately and automatically be adjusted as determined to the nearest cent by the following formula:

         Where z =   New Conversion Price for such series of Series Preferred;

                     x = Current Conversion Price for such series of Series Preferred;

                     y = The Aggregate Consideration Receivable on such issuance, sale, etc.;

                     a = Number of shares of Common Stock outstanding just prior to such issuance, sale, etc., less all shares of Common Stock owned by Srikant Srinivasan and Aloke Majumdar at such time (or owned by the ancestors, descendants or spouses of such persons or held in trust or other entities for the benefit of such persons or Messrs. Srinivasan and Majumdar);

                     b = Number of shares of Common Stock to which all holders of Options (as defined in 5.d(1) below) are entitled to subscribe for, or purchase immediately prior to, such issuance, sale, etc.;

                     c = Number of shares of Common Stock issuable to all holders of Convertible Securities (as defined in 5.d(2) below), immediately prior to such issuance, sale, etc. (using the Series A Conversion Price then in effect); and

                     d = Number of shares of Common Stock to be issued, or deemed to be issued under 5(d)(1) and (2) below, in connection with such issuance, sale, etc.;

                     then z =     x (a + b + c) + y;
                                  ------------------
                                  a + b + c + d

provided, however, that the Conversion Price for any series of Series Preferred shall never exceed the Original Purchase Price for such series of Series Preferred.

       For purposes of this Section 5.d only, the following provisions shall apply:

               (1) Options or Warrants. In case of the issuance or sale by the Corporation in any manner of any options for the purchase of shares of Common Stock or of any rights to subscribe for or to purchase shares of Common Stock ("Options"), all shares of Common Stock which the holders of such Options shall be entitled to subscribe for or purchase pursuant to such Options shall be deemed to be issued or sold as of the date of the offering of such rights or the granting of such Options.

               (2) Convertible Securities. In the case of the issuance or sale by the Corporation in any manner of any obligations or of any shares of stock of the Corporation that shall be convertible into or exchangeable for Common Stock ("Convertible Securities"), all shares of Common Stock issuable upon the conversion or exchange of such obligations or shares shall be deemed issued as of the date such obligations or shares are issued.

               (3) Cash Consideration for Common Stock. In the case of an issue or sale for cash of shares of Common Stock, the Consideration Receivable by the Corporation therefor shall be the amount of cash received, before deducting any commissions or expenses paid by the Corporation.

                (4) Non-Cash Consideration for Common Stock. In the case of the issuance or sale (otherwise than upon conversion or exchange of obligations or shares of stock of the Corporation) of shares of Common Stock for a consideration other than cash or a consideration partly other than cash, the amount of the consideration other than cash receivable by the Corporation for such shares shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors.

                (5) Consideration Receivable for Options of Convertible Securities.

                         (a)   The amount of the Aggregate Consideration
Receivable by the Corporation upon the issuance of any Options referred to in Subparagraph (1) above shall be the minimum aggregate consideration named in such Options for the shares of Common Stock covered thereby, plus the consideration, if any, received by the Corporation for such Options.

                         (b)   The amount of Consideration Receivable by the
Corporation upon the issuance of any obligations or shares which are convertible or exchangeable as described in Subparagraph (2) above as "Convertible Securities," shall be the amount of consideration received by the Corporation upon the issuance of such obligations or shares, plus the minimum aggregate consideration, if any, other than such obligations or shares, receivable by the Corporation upon such conversion or exchange, except in adjustment of dividends.

                         (c)   The amount of Aggregate Consideration Receivable
under Paragraphs 5.d(5)(A) and 5.d(5)(B) and the amount of Aggregate Consideration Receivable upon the exercise of Options or upon the conversion or exchange of convertible securities under this Paragraph 5.d(5), shall be determined in the same manner provided in Subparagraphs (3) and (4) above with respect to the Aggregate Consideration Receivable by the Corporation as in the case of the issuance of additional shares of Common Stock. But if such obligations or shares of stock so convertible or exchangeable are issued in satisfaction of any dividend upon any stock of the Corporation other than Common Stock, the amount of the consideration received upon the original issuance of such obligations or shares of stock shall be the value of such obligations or shares of stock, as of the date of the adoption of the resolution declaring the dividend, as determined in good faith by the Board of Directors at or as of that date.

                (6) Other Particulars Concerning Options and Convertible Securities. In the event that the Conversion Price for any series of Series Preferred shall be adjusted with respect to the issuance of Options or Convertible Securities (as described in Sections 5.d(1) and (2)), the following provisions apply with respect to such Convertible Price:

                         (a)   No further adjustment in the Conversion Price(s)
shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock when those Options are exercised or those Convertible Securities are converted.

                         (b)   Such Options or Convertible Securities may by
their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Corporation, or increase in the number of shares of Common Stock issuable, upon their exercise, conversion or exchange. In such a case, the Conversion Price computed upon the original issue thereof, and any subsequent adjustments shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects those Options or the rights of conversion or exchange under those Convertible Securities.

                         (c)  Upon the expiration of any such Options or any
rights of conversion under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof, and any subsequent adjustments shall, upon such expiration, be recomputed as if:

                              i) In the case of Convertible Securities or Options for Common Stock, the only additional shares of common stock issued were the shares of Common Stock actually issued upon the exercise of such Options or the conversion of such Convertible Securities; and the Aggregate Consideration Receivable was the consideration actually received by the Corporation for such Convertible Securities which were actually converted, and

                             ii)   In the case of Options for Convertible
          Securities, only the Convertible Securities actually issued upon the exercise thereof were issued at the time of issue of such Options; and the Aggregate Consideration Receivable for the additional shares or Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options for Convertible Securities, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 5.d(5)) upon the issue of the Convertible Securities when such Options were actually exercised.

                         (d)  No readjustment pursuant to Section 5.d(6)(b) or
Section 5.d(6)(c) shall have the effect of increasing the Conversion Price by an amount greater than the amount of the adjustment originally made when the Options or Convertible Securities were issued.

                         (e)  In the case of any Options which expire by their
terms not more than thirty (30) days after the date of issue or sooner, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

           e.   Waiver of Adjustment

                (1) In the event that holders of two-thirds of the then currently outstanding shares of the Series Preferred shall consent to limit, or waive in its entirety, any anti-dilution adjustment to which the holders of such series would otherwise be entitled under Section 5.d hereof, the Corporation shall not be required to make any adjustment whatsoever with respect to any shares of Series Preferred or to make any adjustment with respect to any shares of Series Preferred in excess of such limit, as the terms of such consent may dictate.

                (2) Moreover, any holder of Series Preferred shall be permitted to waive in whole or in part, currently or prospectively, by contract or any other writing, any anti-dilution adjustment to which he or it would otherwise be entitled pursuant to the provisions of this Section 5.

6.       REDEMPTION

         a. Optional Redemption. So long as any shares of any series of Series Preferred shall be outstanding, at the election of two-thirds of the outstanding shares of such series of Series Preferred, the Corporation shall on each of the dates set forth below redeem from each holder of shares of such series at the redemption price of $1.70 per share, in the case of the Series A Preferred, and $2.22 per share, in the case of the Series B Preferred, in each case plus any declared and unpaid dividends with respect to such shares (such amount to be adjusted proportionately in the event the shares of Preferred Stock are subdivided into a greater number or combined into a lesser number) the number of shares of such series, to the nearest whole share, held by such holder on such date in eight (8) equal quarterly installments beginning November 30, 2004, provided that such number shall be reduced, in each instance, with respect to each holder, by the number of shares of such series with respect to which such holder exercises its conversion rights during the period commencing on the date of the notice of redemption delivered pursuant to Section 6.b and ending on the date of redemption.

         b. Procedures. Whenever any shares of Series Preferred are to be redeemed pursuant to this Section 6, the Corporation shall give not less than thirty (30) days advance written notice thereof to each holder of record whose stock is to be redeemed, by registered or certified mail, postage prepaid, addressed to such holder at such holder's address as the same shall appear on the registry books of the Corporation. Such notice shall (i) state the number of shares to be purchased from such holder, (ii) state the date fixed for the redemption thereof, and (iii) call upon such holder to surrender to the Corporation on or after said date, at the place designated in such notice, a certificate or certificates representing the number of shares of Series Preferred to be redeemed in accordance with such notice. On or after the redemption date specified in such notice of redemption, each holder of shares of Series Preferred to be so redeemed shall present and surrender the certificate or certificates for such shares to the Corporation at the place designated in said notice, duly endorsed for transfer, free and clear of all liens, claims, and encumbrances of any kind or nature, and thereupon the redemption price of such shares shall be paid to, or to the order of, the person whose name appears on such certificate or certificates as the owner thereof. From and after the date fixed in any such notice as the date of redemption, unless the Corporation shall default in providing from the payment of the redemption price pursuant to such notice, all rights of the holders of Series Preferred thereby called for redemption as shareholders of the Corporation with respect to such shares of Series Preferred, except the right to receive the redemption price, shall cease and terminate. The Corporation shall deposit the amount required for the payment of any part of the redemption price not claimed on the redemption date with a bank or trust company selected by the Corporation and doing business in Colorado. Any interest allowed on monies so deposited shall be paid from time to time to the Corporation. Any monies so deposited which shall remain unclaimed by the holders of the Series Preferred at the end of two years after the redemption date shall be paid by such bank or trust company to the Corporation, but the Corporation shall remain obligated to make payment of the redemption price to the holders of Series Preferred entitled thereto, subject to any applicable escheat or similar laws.

         c. Pre-emptive Conversion. Nothing in this Section 6 shall be deemed to prevent any holder of shares of Series Preferred from exercising such holder's right of conversion pursuant to Section 4 hereof with respect to any share of Series Preferred at any time prior to the redemption of such share of Series Preferred, including the giving of notice of redemption with respect to such share pursuant to Section 6.b.

7.       REORGANIZATION, RECLASSIFICATION, AND SALE OF ASSETS.

         If any capital reorganization or reclassification of the capital stock of the Corporation, including any such reorganization or reclassification in connection with any merger, consolidation, or transfer of substantially all of the assets of the Corporation, shall not be deemed to be a Liquidation pursuant to Section 3 hereof, and if it shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then the following shall be an express condition of such reorganization or reclassification.

         a. Lawful and adequate provisions in a form satisfactory to the holders of two-thirds of the Series Preferred, shall be made, whereby each holder of shares of Series Preferred shall thereafter have the right to receive, upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of such shares of the Series Preferred, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place.

         b. Moreover, in any such case, appropriate provision shall be made with respect to the rights and interests of each such holder of Series Preferred to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of such conversion rights. In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of Common Stock of the surviving Corporation are issuable to holders of the Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation.

         c. The Corporation shall not effect any such reorganization, reclassification, consolidation, merger, or sale unless, prior to the consummation thereof: (i) the Corporation shall have obtained the consent of the holders of two-thirds of the Series Preferred then outstanding, and (ii) the successor corporation (if other than the Corporation) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument, in a form satisfactory to the holders of two-thirds of the Series Preferred then outstanding the obligation to deliver to such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive. Such written instrument shall be promptly mailed or delivered to each holder of shares of Series Preferred at the last address of such holder appearing on the books of the Corporation.

8.       NO IMPAIRMENT

         Without the consent of the holders of two-thirds of the Preferred Stock then outstanding, the Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms in this Article FOURTH to be observed or performed by the Corporation.
The Corporation shall at all times in good faith assist in the carrying out of all the provisions of Sections 4, 5, 6 and 7 hereof.

9.       CERTIFICATE AS TO ADJUSTMENTS

         a. Upon the occurrence of each adjustment of the Conversion Price for any series of Series Preferred, pursuant to Section 5, the Corporation at its expense shall promptly compute such adjustment and prepare and furnish to each holder of shares of such series of Series Preferred a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and

         b. Upon the written request at any time of any holder of shares of Series Preferred, the Corporation shall furnish to such holder a like certificate setting forth (i) such adjustment, (ii) the Conversion Price for such series at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of shares of such series.

10.      NOTICE OF RECORD DATES

     In the event:

         a. That the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

         b. That the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

         c. Of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation, or merger of the Corporation with or into another corporation or conveyance of all or substantially all of the assets of the Corporation to another corporation; or

         d. Of the voluntary or involuntary dissolution, liquidation, or winding up of the Corporation;

then the Corporation shall cause to be mailed to the holders of record of the outstanding Series Preferred, at least twenty (20) days prior to the date specified therein, a notice stating the date on which that record is to be taken or that event is to take place. The notice shall also specify the date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

11.      FORM OF NOTICES

         Any notice required by the provisions of this Article FOURTH to be given to the holders of shares of Series Preferred shall be deemed given if hand delivered, delivered by courier, or deposited in the United States mail, postage prepaid, addressed to each holder of record at such holder's address appearing on the books of the Corporation.

12.      VOTING

         a. General Rights. Except as set forth in Section 12(b) below, the shares of Series Preferred shall be voted equally with the shares of the Corporation's Common Stock at any annual or special meeting of shareholders of the Corporation, or may act by written consent on the same basis, with respect to all matters which come before the shareholders. Each holder of shares of Series Preferred shall be entitled to the number of votes equal to the number of whole shares of the Corporation's Common Stock into which such holder's shares of Series Preferred are convertible, pursuant to Sections 4 and 5 of this Article FOURTH, immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

         b. Election of the Board of Directors. For so long as the authorized size of the Corporation's Board of Directors is five (5) or more, (i) the holders of Series Preferred, voting as a separate class, shall be entitled to elect two (2) members (one designated by Sequel Limited Partnership and its affiliates and one by Sevin Rosen Funds and its affiliates) of the Corporation's Board of Directors at each meeting or pursuant to each consent of the Corporation's shareholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors; (ii) the holders of Common stock, voting as a separate class, shall be entitled to elect two (2) members of the Corporation's Board of Directors at each meeting or pursuant to each consent of the Corporation's shareholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors; and (iii) the holders of Common Stock and Series Preferred, voting together as a class, shall be entitled to elect the remaining members of the Board of Directors.

13.      AMENDMENTS AND CHANGES

         As long as any of the Series Preferred shall be issued and outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of 66-2/3% of the Series Preferred then outstanding:

         a. Take any action that increases the number of authorized shares of Series Preferred or which would materially and adversely alter or change the preferences, rights, privileges, or powers of, or the restrictions provided for the benefit of, the Series Preferred;

         b. Authorize, create, or issue shares of any class of stock, any bonds, debentures, notes, or other obligation convertible into or exchangeable for or having option rights to purchase, any shares of stock of the Corporation having any preference or priority, as to dividends, assets or otherwise on a parity with or superior to any preferences or priority of the Series Preferred;

         c. Reclassify any outstanding shares into shares having any preference or priority as to dividends, assets or otherwise superior to or on a parity with any such preference or priority of Preferred Stock;

         d. Merge, consolidate, reorganize, recapitalize, liquidate or sell all or substantially all of the assets outside the ordinary course of business or enter into any agreement regarding an Asset Transfer or an Acquisition;

         e. Increase shares subject to or available for stock options above the aggregate number provided in Section 5.b(1);

         f. Repurchase shares of stock from employees or former employees other than in connection with termination of employment pursuant to agreements approved by the Board of Directors of the Corporation;

         g. Effect substantial acquisitions or changes in the business of the Corporation;

         h.   Engage in any transaction with an affiliate of the Corporation; or

         i. Take any action that increases or decreases the authorized size of the Board of Directors.

14.      HEADINGS

     The headings of the Sections, Subsections, Paragraphs and Subparagraphs of this Article FOURTH are inserted for convenience only and shall not be deemed to constitute a part of this Article FOURTH.

                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 03/08/1999
                                                         991088171 - 2535248



                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                              BRAINPLAY.COM, INC.

         I, the undersigned, President and Secretary of BrainPlay.com, Inc., a corporation organized and existing under and by virtue of the General Corporation law of the State of Delaware (the "Corporation"), do hereby certify as follows:

         FIRST: The Board of Directors of the Corporation duly adopted resolutions containing the amendments to the Certificate of Incorporation of the Corporation set forth below, declaring such amendments to be advisable and calling for the consent of the stockholders of the Corporation to such amendments.

         SECOND: Simultaneously, stockholders holding sufficient shares of each class and series of stock entitled to vote gave written consent to the adoption of the amendments pursuant to Section 228 of the Delaware General Corporation Law without a meeting, written notice pursuant to Section 228(d) of the Delaware General Corporation Law will be given to stockholders who did not consent in writing and the amendments were in all respects duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

         THIRD: Article FOURTH of the Certificate of Incorporation of the Corporation was amended to read in its entirety as set forth on EXHIBIT A hereto.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Srikant Srinivasan, its President and Secretary, this 5th day of March, 1999.


                               BrainPlay.com, Inc.

                               By /s/ Srikant Srinivasan
                                  --------------------------------------------
                                  Srikant Srinivasan, President and Secretary

                                   EXHIBIT A
                                       TO
                            CERTIFICATE OF AMENDMENT


         FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is 24,754,507 divided into 20,000,000 shares of common stock, each having a par value of $0.001 ("Common Stock"), and 4,754,507 shares of preferred stock, each having a par value of $0.001 ("Preferred Stock").

         Subject to the provisions of Section 13 of this Article FOURTH, the Board of Directors is authorized to provide for the issuance of Preferred Stock from time to time in one or more series with such distinctive serial designations, rights, preferences and limitations of the shares of each such series as the Board of Directors shall establish. The authority of the Board of Directors with respect to each series shall include, without limiting the generality of the foregoing, the determination of any or all of the following:

         A. The number of shares constituting the series and the distinctive designation of that series;

         B. The extent, if any, to which the shares of the series shall have voting rights;

         C. Whether dividends, if any, shall be cumulative or noncumulative, the dividend rate or method of determining the dividend rate of such series, and the dates and preferences of dividends on such series;

         D. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the corporation, or upon any distribution of its assets;

         E. Whether the shares of that series shall have conversion privileges and, if so, the terms and conditions of such conversion privileges, including provisions, if any, for adjustment of the conversion rate and for payment of additional amounts by holders of preferred stock of that series upon exercise of such conversion privileges;

         F. Whether or not the shares of that series shall be redeemable, and, if so, the price at and the terms and conditions upon which such series shall be redeemable, and whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; and

         G. Any other preferences and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, all as shall be determined from time to time by the Board of Directors and shall be stated in a resolution or resolutions providing for the issuance of such Preferred Stock (a "Preferred Stock Designation"). A Preferred Stock Designation originally adopted by the Board of Directors that is subsequently amended by an amendment to the Corporation's Certificate of Incorporation shall continue to be a Preferred Stock Designation.

         Shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or that, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall be canceled on the books of the Corporation, and the shares so redeemed, purchased, converted or exchanged shall be deemed to be canceled and no longer authorized or available for issuance by the Corporation.

1.       DESIGNATION

         One Million Eight Hundred Thirty Five Thousand, Five Hundred Eighty Nine (1,835,589) shares of Preferred Stock are hereby designated Series A Convertible Preferred Stock (hereinafter referred to as the "Series A Preferred"), and Two Million Nine Hundred Eighteen Thousand, Nine Hundred Eighteen (2,918,918) shares of Preferred Stock are hereby designated Series B Convertible Preferred Stock (hereinafter referred to as the "Series B Preferred"). The Series A Preferred and the Series B Preferred are collectively referred to herein as the "Series Preferred." The Series Preferred shall have the powers, preferences and rights and the qualifications, restrictions, and limitations, specified in this Article FOURTH.

2.       DIVIDENDS

         a. RIGHT TO DIVIDENDS. The holders of outstanding Series Preferred shall be entitled to receive cash dividends, at the rate of $0.136 per share per annum in the case of Series A Preferred, and $0.1776 per share per annum in the case of Series B Preferred (in each case as adjusted for stock splits, stock dividends and the like with respect to such shares), respectively, only when, as, and if declared from time to time by the Board of Directors, out of any assets at the time legally available. The date on which the Corporation initially issues any Share shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by the Corporation.

                  (1) PRIORITY OF DIVIDENDS. The Corporation shall make no Distribution (as defined below) to the holders of Common Stock in any fiscal year unless and until any and all declared but unpaid dividends shall have been paid upon all Series Preferred. "Distribution" in this paragraph means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the Corporation), or the purchase or redemption of shares of the Corporation for cash or property, but does not include (i) the repurchase of shares from a terminated employee or consultant of the Corporation within the terms of a management agreement or stock restriction agreement, or in exercise of the Corporation's right of first refusal upon a proposed transfer, in either case approved by the Corporation's Board of Directors or (ii) a distribution which is part of a voluntary liquidation, dissolution or winding up of the Corporation. In the event dividends are paid on any share of Common Stock, an additional dividend shall be paid with respect to all outstanding shares of Series Preferred in an amount equal per share (on as as-if converted to Common Stock basis) to the amount paid or set aside for each share of Common Stock.

                  (2) DIVIDENDS NOT CUMULATIVE. Dividends shall not be cumulative for payment. Dividends shall accrue or accumulate only if and to the extend they are declared but unpaid. No undeclared or declared but unpaid dividend shall bear or accrue interest.

3.       LIQUIDATION PREFERENCE

         a. BASIC PREFERENCE RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation (a"Liquidation"):

                  (1) Before any distribution or payment shall be made to the holders of any other capital stock of the Corporation, the holders of Series Preferred shall be entitled to be paid out of the assets of the Corporation an amount per share of Series Preferred then held by them (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) equal to the sum of (i) the Original Issue Price for such series plus (ii) all declared and accrued but unpaid dividends theron (the "Liquidation Preference")for each share of Series Preferred held by them. The Original Issue Price for the Series A Preferred shall be $1.70 per share and the Original Issue Price for the Series B Preferred shall be $2.22 per share.

                  (2) After the payment of the Liquidation Preference of the Series Preferred as set forth in Section 3(a)(1) above, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock, the Series A Holders and the Series B Holders on an as-if-converted to Common Stock basis, based on the number of shares then held by them, until such time as the Series B Holders have received pursuant to Section 3(a)(1) above and this Section 3(a)(2) an aggregate amount per share of Series B Preferred equal to $5.10 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares).

                  (3) After the payment of the Liquidation Preference of the Series Preferred as set forth in Section 3(a)(1) above, and after the payments under Section 3(a)(2) above, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock and the Series A Holders on an as-if-converted to Common Stock basis, based on the number of shares then held by them, until such time as the Series A Holders have received pursuant to Sections 3(a)(1) and 3(a)(2) above and this Section 3(a)(3) an aggregate amount per share of Series A Preferred equal to $5.10 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares).

                  (4) After the payment of the Liquidation Preference of the Series Preferred as set forth in Section 3(a)(1) above, and after the payments under Sections 3(a)(2) and 3(a)(3) above, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock, based on the number of shares then held by them.

                  (5) SHOULD ASSETS BE INSUFFICIENT. If upon a Liquidation for the assets of the Corporation available for distribution to its shareholders shall be insufficient to make full payments due under Section 3a(1), then the holders of the Series Preferred then outstanding shall share ratably in proportion to the number of shares of Common Stock they would hold had full conversion of their Series Preferred occurred immediately prior to the Liquidation, according to the provisions of Sections 4 and 5, below.

                  (6) SOURCE OF LIQUIDATION PAYMENT. The holders of stock shall be paid under this

Section 3.a out of the assets of the Corporation available for distribution to its shareholders, whether from capital surplus or earnings.

         (7) MERGER OR ACQUISITION: The Corporation shall not effect (i) a merger, reorganization, or consolidation of the Corporation into or with another corporation, or any other corporate reorganization, in which the shareholders of the Corporation immediately prior to such other consolidation, merger or reorganization, own less than fifty percent (50%) of the Corporation's voting power immediately after such event, or any transaction or series of related transactions in which in excess of fifty percent (50%) of the Corporations's voting power is transferred (an "Acquisition"), or (ii) the sale or transfer of all or substantially all of the assets of the Corporation (an "Asset Transfer") until the Corporation shall have provided notice to all holders of Series Preferred pursuant to Section 3.b, below. Unless otherwise agreed to by the holders of two-thirds of the Series Preferred which is then outstanding, an Acquisition or Asset Transfer shall be deemed to be a Liquidation.

     b. NOTICE. In the event of any Liquidation of the Corporation, or in the event of any Acquisition or Asset Transfer, the Corporation shall give each holder of Series Preferred initial written notice of the proposed action within fifteen (15) days after the date the Board of Directors approves such action, or twenty (20) days prior to any shareholders' meeting called to approve such action, or twenty (20) days after the commencement of any involuntary proceeding, whichever is earlier.

         (1) CONTENT OF NOTICE. Such initial written notice shall describe the material terms and conditions of the proposed action, including a description of the stock, cash, and property to be received by the holders of Series Preferred upon consummation of the proposed action. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of the Series Preferred of that material change.

         (2) NOTICE PRECEDES CONSUMMATION. The Corporation shall not consummate any Liquidation of the Corporation before the expiration of twenty
(20) days after the mailing of the initial notice or ten (10) days after the mailing of any subsequent written notice, whichever is later. Any such 20-day or 10-day period may be shortened upon the written consent of the holders of a majority of the Series Preferred then outstanding.

     c. NON-CASH DISTRIBUTIONS ON LIQUIDATION. In the event of any Liquidation of the Corporation which will involve the distribution of assets other than cash, the Corporation shall promptly engage a competent independent appraiser to determine the value of he assets to be distributed. With respect to the valuation of securities, the Corporation shall engage such appraiser as shall be approved by the holders of a majority of the Series Preferred then outstanding. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Series Preferred of the appraiser's valuation.

4.    CONVERSION

     a.   CONVERSION RIGHTS.

         (1) OPTIONAL CONVERSION. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and up to and including the day prior to the closing of a Qualified Public Offering (as defined below) (the "Conversion Period"), into fully paid and non-assessable shares of Common Stock of the Corporation.

         (2) AUTOMATIC CONVERSATION. All outstanding shares of Series A Preferred shall automatically be converted into fully paid and non-assessable shares of Common Stock of the Corporation, at the then applicable Conversion Price (as defined below), immediately;

                  (a) Prior to the closing of a firm commitment underwritten public offering of the shares of Common Stock of the Corporation pursuant to a registration statement filed under the Securities Act of 1933, as amended, at a price per share of not less than $8.50 per share (prior to underwriter commissions and expenses and adjusted for stock splits, stock dividends, reorganizations and the like) and with aggregate offering proceeds to the Corporation of not less than Fifteen Million Dollars ($15,000,000) (a "Qualified Public Offering"); or

                  (b) Upon the election, at any time, of holders of at least 66 2/3% of the outstanding shares of Series Preferred.

         (3) CONVERSION FORMULA. Each share of Series A Preferred shall be valued at $1.70 (the "Original Series A Purchase Price") and each share of Series B Preferred shall be valued at $2.22 (the "Original Series B Purchase Price"), for purposes of such optional or automatic conversion, notwithstanding any accrued but unpaid dividends. The number of shares of Common Stock into which each share of the Series Preferred may be converted shall be determined by
(i) in the case of the Series A Preferred, dividing the Original Series A Purchase Price by the Series A Conversion Price (as determined as provided below) in effect at the time of the conversion, and (ii) in the case of the Series B Preferred, dividing the Original Series B Purchase Price by the Series B Conversion Price (as determined as provided below) in effect at the time of the conversion. The Corporation shall make all necessary payments as of the Conversion Date (as defined in Section 4.c) on account of any dividends declared and thus accrued on the Series Preferred surrendered for conversion.

     b. INITIAL CONVERSION PRICE. The conversion price per share at which shares of Common Stock shall be initially leasable upon conversion of any shares of Series A Preferred (the "Series A Conversion Price") shall be equal to the Original Series A Purchase Price, and the conversion price per share at which shares of Common Stock shall be initially issuable upon conversion of any shares of Series B Preferred (the "Series B Conversion Price") shall be equal to the Original Series B Purchase Price, in each case subject to adjustment as provided in Section 5 below. The Series A Conversion Price and the Series B Conversion Price may individually be referred to as a "Conversion Price" and shall collectively be referred to as the "Conversion Prices."

     c.   MECHANICS OF CONVERSION

         (1) OPTIONAL CONVERSION. Before any holder of Series Preferred will be entitled to convert the same into shares of Common Stock pursuant to Section 4.a(1) hereof, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series Preferred, and shall give written notice to the Corporation at such office that such holder elects to convert the same and will state therein the name or names in which the certificate or certificates for shares of Common Stock should be issued. The Corporation as soon as practicable thereafter, will issue and deliver at such office to such holder of Series Preferred or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder will be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series Preferred to be converted (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holder of such shares of Common Stock on such Conversion Date.

         (2) AUTOMATIC CONVERSION. Conversion of all the outstanding shares of Preferred Stock into shares of Common Stock pursuant to Section 4.a(2) hereof shall be deemed to have been made automatically and immediately prior to closing of a Qualified Public Offering, or upon the election to convert by holders of at least 66-2/3% of the outstanding shares of Series Preferred as set forth in
Section 4.a(2)(B) hereof (and "Automatic Conversion Date"). Upon such automatic conversion, the person or persons entitled to receive the shares of Common Stock issuable upon such conversion will be treated for all purposes as the record holder or holders of such Common Stock on the Automatic Conversion Date whether or not such holder or holders shall have surrendered certificates for such holder's shares of Preferred Stock to the Corporation. On the Automatic Conversion Date, the certificates representing all the shares of Preferred Stock shall be deemed void; and as soon as practicable after the surrenders by any holder of Preferred Stock certificates, accompanied by a statement from the holder of Preferred Stock certificates, accompanied by a statement from the holder as to the name or names in which the certificate or certificates for shares of Common Stock should be issued, the Corporation shall then issue and deliver, at the office of the Corporation to such holder or his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled.

         (3) NEW CERTIFICATES. Upon conversion of only a portion of the number of shares of Preferred Stock represented by a certificate surrendered for conversion, the Corporation shall issue and deliver upon the written order of the holder at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered.

         (4) PUBLIC OFFERING. If any holder of Preferred Stock elects to convert in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended (other than in connection with a Qualified Public Offering)the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until the close of business on the actual closing date with respect to such sale of securities. Notice of such closing shall be give by the Corporation by certified mail, postage prepaid, return receipt requested, to the holders of the Preferred Stock at their addresses shown in the Corporation's records at least five (5) days prior to the closing date of such sale of securities. On or after the closing date as specified in such notice, each holder of the Preferred Stock shall surrender the certificate or certificates representing such Preferred Stock for the number of shares of Common Stock to which the holder is entitled at the office of the Corporation or any transfer agent. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid. The conversion shall be deemed to have occurred as of the close of business on the actual closing date with respect to such underwritten offering of securities, and immediately upon the surrender of any certificate representing the Preferred Stock to be converted, each holder of such Preferred Stock shall thereafter be treated for all purposes as the record holder of the number of shares of Common Stock issuable to such holder upon such conversion.

         (5) INABILITY TO PAY DIVIDENDS ON CONVERSION. If for any reason the Corporation is unable to pay any declared and accrued dividends on any Preferred Stock being converted, at the converting holder's option, (i) the Corporation will pay such dividends to the converting holder as soon thereafter as funds of the Corporation are legally available for such payment or (b) all or a portion of such unpaid dividends may be used top acquire an additional number of shares of Common Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose by the Series A Conversion Price or Series B Conversion Price, as applicable, which is then in effect.

     d.   NO FRACTIONAL SHARES.   The Corporation shall issue no fractional
shares of Common Stock or scrip upon conversion of shares of Series Preferred. If more than one share of Series Preferred shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon their conversion shall be computed on the basis of the aggregate number of shares of Series Preferred so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series Preferred, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the Series A Conversion Price or Series B Conversion Price, as applicable, in effect on the business day next preceding the day of conversion.

     e. TAXES INCIDENT TO CONVERSION. The Corporation shall pay any and all issue taxes and other taxes (excluding income and capital gains taxes) that may be payable in respect to any issue or delivery of shares of Common Stock on conversion of Series Preferred. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Series Preferred so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

     f. SUFFICIENT RESERVES OF STOCK. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of affecting the conversion of the Series Preferred, the full number of shares of Common Stock deliverable upon the conversion of all Series Preferred from time to time outstanding.

     g. VALID ISSUE FOR CONVERSION. All shares of Common Stock which may be issued upon conversion of the shares of Series Preferred shall, upon issuance by the Corporation, be validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to their issuance.

5.   ADJUSTMENT OF CONVERSION PRICES

     a. ANTI-DILUTION ADJUSTMENT. The Conversion Prices in effect at any time shall be adjusted from time to time as provided in this Section 5.

     b. NO ADJUSTMENT FOR CERTAIN GRANTS, SALES OR ISSUANCES. Anything in this Certificate of Incorporation to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Prices in the case of the grant of options or other rights to purchase, or the sale of, or the issuance of, shares of Common Stock or obligations or securities convertible into the Common Stock of the Corporation:

         (1) To its officers, employees, directors, and consultants pursuant to the Company's Stock Option Plan so long as any such grants, sales or issuances do not exceed in the aggregate 947,037 shares of Common Stock or obligations or securities convertible into Common Stock; or

         (2) Upon the conversion of any shares of the Corporation's Series Preferred.

     c. STOCK SPLITS, STOCK DIVIDENDS OR STOCK COMBINATIONS. In case the Corporation shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock or make a distribution payable in additional shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, the issuance of such dividend or the making of such distribution, shall be proportionately decreased, effective at the close of business on the date of such subdivision, dividend, or distribution. In case the Corporation shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such combination.

         d. ADJUSTMENT FORMULAS. If, at any time or from time to time after the first issuance of shares of Series B Preferred, the Corporation issues or sells Common Stock, or a right or option to purchase Common Stock, or shares of stock or an obligation convertible into Common Stock (other than in connection with a stock split, stock dividend, or distribution on the Corporation's Common Stock) for a consideration receivable by the corporation per share ("Consideration Receivable," with the product of the number of such shares times such Consideration Receivable being the "Aggregate Consideration Receivable") which is less than the Conversion Price then in effect for a series of Series Preferred, such Conversion Price shall immediately and automatically be adjusted as determined to the nearest cent by the following formula:

     Where z =    New Conversion Price for such series of Series Preferred;

           x =    Current Conversion Price for such series of Series Preferred;

           y = The Aggregate Consideration Receivable on such issuance, sale, etc.;

          a = Number of shares of Commons Stock outstanding just prior to such issuance, sale, etc., less all shares of Common Stock owned by Srikant Srinivasan and Aloke Majumdar at such time (or owned by the ancestors, descendants or spouses of such persons or held in trust or other entities for the benefit of such persons or Messrs. Srinivasan and Majumdar);

          b = Number of shares of Common Stock to which all holders of Options (as defined in 5.d(1) below) are entitled to subscribe for, or purchase immediately prior to, such issuance, sales, etc.;

          c = Number of shares of Common Stock issuable to all holders of Convertible Securities (as defined in 5.d(2) below), immediately prior to such issuance, sale, etc. (using the Series A Conversion Price then in effect); and

          d = Number of shares of Common Stock to be issued or deemed to be issued under 5(d)(1) and (2) below, in connection with such issuance, sale, etc.;


          then z =       x(a+b+c)+y
                         ----------
                         a+b+c+d

provided, however, that the Conversion Price for any series of Series Preferred shall never exceed the Original Purchase Price for such series of Series Preferred.

     For purposes of this Section 5.d only, the following provisions shall apply:

          (1) OPTIONS OR WARRANTS. In case of the issuance or sale by the Corporation in any manner of any options for the purchase of shares of Common Stock or of any rights to subscribe for or to purchase shares of Common Stock ("Options"), all shares of Common Stock which the holders of such Options shall be entitled to subscribe for or purchase pursuant to such Options shall be deemed to be issued or sold as of the date of the offering of such rights or the granting of such Options.

          (2) CONVERTIBLE SECURITIES. In the case of the issuance or sale by the Corporation in any manner of any obligations or of any shares of stock of the Corporation that shall be convertible into or exchangeable for Common Stock ("Convertible Securities"), all shares of Common Stock issuable upon the conversion or exchange of such obligations or shares shall be deemed issued as of the date such obligations or shares are issued.

          (3) CASH CONSIDERATIONS FOR COMMON STOCK. In the case of an issue or sale for cash of shares of Common Stock, the Consideration Receivable by the Corporation therefor shall be the amount of cash received, before deducting any commissions or expenses paid by the Corporation.

         (4) NON-CASH CONSIDERATION FOR COMMON STOCK. In the case of the issuance or sale (otherwise than upon conversion or exchange of obligations or shares of stock of the Corporation) of shares of Common Stock for a consideration other than cash or a consideration partly other-than cash, the amount of the consideration other than cash receivable by the Corporation for such shares shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors.

         (5) CONSIDERATION RECEIVABLE FOR OPTIONS OR CONVERTIBLE SECURITIES.

             (a) The amount of the Aggregate Consideration Receivable by the Corporation upon the issuance of any Options referred to in Subparagraph (1) above shall be the minimum aggregate consideration named in such Options for the shares of Common Stock covered thereby, plus the consideration, if any, received by the Corporation for such Options.

             (b) The amount of Consideration Receivable by the Corporation upon the issuance of any obligations or shares which are convertible or exchangeable as described in Subparagraph (2) above as "Convertible Securities," shall be the amount of consideration received by the Corporation upon the issuance of such obligations or shares, plus the minimum aggregate consideration, if any, other than such obligations or shares, receivable by the Corporation upon such conversion or exchange, except in adjustment of dividends.

             (c) The amount of Aggregate Consideration Receivable under Paragraphs 5.d(5)(A) and 5.d(5)(B) and the amount of Aggregate Consideration Receivable upon the exercise of Options or upon the conversion or exchange of convertible securities under this Paragraph 5.d(5), shall be determined in the same manner provided in Subparagraphs (3) and (4) above with respect to the Aggregate Consideration Receivable by the Corporation as in the case of the issuance of additional shares of Common Stock. But if such obligations or shares of stock so convertible or exchangeable are issued in satisfaction of any dividend upon any stock of the Corporation other than Common Stock, the amount of the consideration received upon the original issuance of such obligations or shares of stock shall be the value of such obligations or shares of stock, as of the date of the adoption of the resolution declaring the dividend, as determined in good faith by the Board of Directors at or as of that date.

         (6) OTHER PARTICULARS CONCERNING OPTIONS AND CONVERTIBLE SECURITIES. In the event that the Conversion Price for any series of Series Preferred shall be adjusted with respect to the issuance of Options or Convertible Securities (as defined in Sections 5.d(1) and (2)), the following provisions apply with respect to such Conversion Price:

             (a) No further adjustment in the Conversion Price(s) shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock when those Options are exercised or those Convertible Securities are converted.

             (b) Such Options or Convertible Securities may by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Corporation, or increase in the number of shares of Common Stock issuable, upon their exercise, conversion or exchange. In such a case, the Conversion Price computed upon the original issue thereof, and any subsequent adjustments shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects those Options or the rights of conversion or exchange under those Convertible Securities.

             (c) Upon the expiration of any such Options or any rights of conversion under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof, and any subsequent adjustments shall, upon such expiration, be recomputed AS IF:

                  i) In the case of Convertible Securities or Options for Common Stock, the only additional shares of common stock issued were the shares of Common Stock actually issued upon the exercise of such Options or the conversion of such Convertible Securities; and the Aggregate Consideration Receivable was the consideration actually received by the Corporation for the issue of such Convertible Securities which were actually converted, and

                  ii) In the case of Options for Convertible Securities, only the Convertible Securities actually issued upon the exercise thereof were issued at the time of issue of such Options; and the Aggregate Consideration Receivable for the additional shares or Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options for Convertible Securities, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 5.d(5)) upon the issue of the Convertible Securities when such Options were actually exercised.


             (d) No readjustment pursuant to Section 5.d(6)(b) or Section 5.d(6)(c) shall have the effect of increasing the Conversion Price by an amount greater than the amount of the adjustment originally made when the Options or Convertible Securities were issued.

             (e) In the case of any Options which expire by their terms not more than thirty (30) days after the date of issue or sooner, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options.

         e. WAIVER OF ADJUSTMENT.

             (1) In the event that holders of two-thirds of the then currently outstanding shares of the Series Preferred shall consent to limit, or waive in its entirety, any anti-dilution adjustment to which the holders of such series would otherwise be entitled under Section 5.d hereof, the Corporation shall not be required to make any adjustment whatsoever with respect to any shares of Series Preferred or to make any adjustment with respect to any shares of Series Preferred in excess of such limit, as the terms of such consent may dictate.

             (2) Moreover, any holder of Series Preferred shall be permitted to waive in whole or in part, currently or prospectively, by contract or any other writing, any anti-dilution adjustment to which he or it would otherwise be entitled pursuant to the provisions of this Section 5.

6.       REDEMPTION

         a. OPTIONAL REDEMPTION. So long as any shares of any series of Series Preferred shall be outstanding, at the election of two-thirds of the outstanding shares of such series of Series Preferred, the Corporation shall on each of the dates set forth below redeem from each holder of shares of such series at the redemption price of $1.70 per share, in the case of the Series A Preferred, and $2.22 per share, in the case of the Series B Preferred, in each case plus any declared and unpaid dividends with respect to such shares (such amount to be adjusted proportionately in the event the shares of Preferred Stock are subdivided into a greater number or combined into a lesser number) the number of shares of such series, to the nearest whole share, held by such holder on such date in eight (8) equal quarterly installments beginning November 30, 2004, provided that such number shall be reduced, in each instance, with respect to each holder, by the number of shares of such series with respect to which such holder exercises its conversion rights during the period commencing on the date of the notice of redemption delivered pursuant to
Section 6.b and ending on the date of redemption.

         b. PROCEDURES. Whenever any shares of Series Preferred are to be redeemed pursuant to this Section 6, the Corporation shall give not less than thirty (30) days advance written notice thereof to each holder of record whose stock is to be redeemed, by registered or certified mail, postage prepaid, addressed to such holder at such holder's address as the same shall appear on the registry books of the Corporation. Such notice shall (i) state the number of shares to be purchased from such holder, (ii) state the date fixed for the redemption thereof, and (iii) call upon such holder to surrender to the Corporation on or after said date, at the place designated in such notice, a certificate or certificates representing the number of shares of Series Preferred to be redeemed in accordance with such notice. On or after the redemption date specified in such notice of redemption, each holder of shares of Series preferred to be so redeemed shall present and surrender the certificate or certificates for such shares to the Corporation at the place designated in said notice, duly endorsed for transfer, free and clear of all liens, claims, and encumbrances of any kind or nature, and thereupon the redemption price of such shares shall be paid to, or to the order of, the person whose name appears on such certificate or certificates as the owner thereof. From and after the date fixed in any such notice as the date of redemption, unless the Corporation shall default in providing from the payment of the redemption price pursuant to such notice, all rights of the holders of Series Preferred thereby called for redemption as shareholders of the Corporation with respect to such shares of Series Preferred, except the right to receive the redemption price, shall cease and terminate. The Corporation shall deposit the amount required for the payment of any part of the redemption price not claimed on the redemption date with a bank or trust company selected by the Corporation and doing business in Colorado. Any interest allowed on monies so deposited shall be paid from time to time to the Corporation. Any monies so deposited which shall remain unclaimed by the holders of the Series Preferred at the end of two years after the redemption date shall be paid by such bank or trust company to the Corporation, but the Corporation shall remain obligated to make payment of the redemption price to the holders of Series Preferred entitled thereto, subject to any applicable escheat or similar laws.

         c. PRE-EMPTIVE CONVERSION. Nothing in this Section 6 shall be deemed to prevent any holder of shares of Series Preferred from exercising such holder's right of conversion pursuant to Section 4 hereof with respect to any share of Series Preferred at any time prior to the redemption of such share of Series Preferred, including the giving of notice or redemption with respect to such share pursuant to Section 6.b.

7.       REORGANIZATION, RECLASSIFICATION, AND SALE OF ASSETS.

         If any capital reorganization or reclassification of the capital stock of the Corporation, including any such reorganization or reclassification in connection with any merger, consolidation, or transfer of substantially all of the assets of the Corporation, shall not be deemed to be a Liquidation pursuant to Section 3 hereof, and if it shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then the following shall be an express condition of such reorganization or reclassification.

         a. Lawful and adequate provisions in a form satisfactory to the holders of two-thirds of the Series Preferred, shall be made, whereby each holder of shares of Series Preferred shall thereafter have the right to receive, upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of such shares of the Series Preferred, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place.

         b. Moreover, in any such case, appropriate provision shall be made with respect to the rights and interests of each such holder of Series Preferred to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of such conversion rights. In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of Common Stock of the surviving Corporation are issuable to holders of the Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation.

         c. The Corporation shall not effect any such reorganization, reclassification, consolidation, merger, or sale unless, prior to the consummation thereof: (i) the Corporation shall have obtained the consent of the holders of two-thirds of the Series Preferred then outstanding, and (ii) the successor corporation (if other than the Corporation) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument, in a form satisfactory to the holders of two-thirds of the Series Preferred then outstanding, the obligation to deliver to such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive. Such written instrument shall be promptly mailed or delivered to each holder of shares of Series Preferred at the last address of such holder appearing on the books of the Corporation.

8. NO IMPAIRMENT

   Without the consent of the holders of two-thirds of the Preferred Stock then outstanding, the Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms in this Article FOURTH to be observed or performed by the Corporation. The Corporation shall at all times in good faith assist in the carrying out all the provisions of Sections 4, 5, 6, and 7 hereof.

9. CERTIFICATE AS TO ADJUSTMENTS

   a. Upon the occurrence of each adjustment of the Conversion Price for any series of Series Preferred, pursuant to Section 5, the Corporation at its expense shall promptly compute such adjustment and prepare and furnish to each holder of shares of such series of Series Preferred a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and

   b. Upon the written request at any time of any holder of shares of Series Preferred, the Corporation shall furnish to such holder a like certificate setting forth (i) such adjustment, (ii) the Conversion Price for such series at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of shares of such series.

10. NOTICE OF RECORD DATES

    In the event:

    a. That the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

    b. That the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

    c. Of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation, or merger of the Corporation with or into another corporation or conveyance of all or substantially all of the assets of the Corporation to another corporation; or

    d. Of the voluntary or involuntary dissolution, liquidation, or winding up of the Corporation;

then, the Corporation shall cause to be mailed to the holders of record of the outstanding Series Preferred, at least twenty (20) days prior to the date specified therein, a notice stating the date on which that record is to be taken or that event is to take place. The notice shall also specify the date, if any is to be fixed, as of which holders of Common Stock or record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.


11. FORM OF NOTICES

     Any notice required by the provisions of this Article FOURTH to be given to the holders of shares of Series Preferred shall be deemed given if hand delivered, delivered by courier, or deposited in the United States mail, postage prepaid, addressed to each holder of record at such holder's address appearing on the books of the Corporation.


12. VOTING

     a. GENERAL RIGHTS. Except as set forth in Section 12(b) below, the shares of Series Preferred shall be voted equally with the shares of the Corporation's Common Stock at any annual or special meeting of shareholders of the Corporation, or may act by written consent on the same basis, with respect to all matters which come before the shareholders. Each holder of shares of Series Preferred shall be entitled to the number of votes equal to the number of whole shares of the Corporation's Common Stock into which such holder's shares of Series Preferred are convertible, pursuant to Sections 4 and 5 of this Article FOURTH, immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

     b. ELECTION OF THE BOARD OF DIRECTORS. For so long as the authorized size of the Corporation's Board of Directors is five (5) or more, (i) the holders of Series Preferred, voting as a separate class, shall be entitled to elect two (2) members (one designated by Sequel Limited Partnership and its affiliates and one by Sevin Rosen Funds and its affiliates) of the Corporation's Board of Directors at each meeting or pursuant to each consent of the Corporation's shareholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors;
(ii) the holders of Common Stock, voting as a separate class, shall be entitled to elect two (2) members of the Corporation's Board of Directors at each meeting or pursuant to each consent of the Corporation's shareholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors; and (iii) the holders of Common Stock and Series Preferred, voting together as a class, shall be entitled to elect the remaining members of the Board of Directors.


13. AMENDMENTS AND CHANGES

     As long as any of the Series Preferred shall be issued and outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of 66-2/3% of the Series Preferred then outstanding:

     a. Take any action that increases the number of authorized shares of Series Preferred or which would materially and adversely alter or change the preferences, rights, privileges, or powers of, or the restrictions provided for the benefit of, the Series Preferred;

     b. Authorize, create, or issue shares of any class of stock, any bonds, debentures, notes or other obligations convertible into or exchangeable for or having option rights to purchase, any shares of stock of the Corporation having any preference or priority, as to dividends, assets or otherwise on a parity with or superior to any preferences or priority of the Series Preferred;

     c. Reclassify any outstanding shares into shares having any preference or priority as to dividends, assets or otherwise superior to or on a parity with any such preference or priority of Preferred Stock;

     d. Merge, consolidate, reorganize, recapitalize, liquidate or sell all or substantially all of the assets outside the ordinary course of business or enter into any agreement regarding an Asset Transfer or an Acquisition;

     e. Increase shares subject to or available for stock options above the aggregate number provided in Section 5.b(1);

     f. Repurchase shares of stock from employees or former employees other than in connection with termination of employment pursuant to agreements approved by the Board of Directors of the Corporation;

     g. Effect substantial acquisitions or changes in the business of the Corporation;

     h. Engage in any transaction with an affiliate of the Corporation; or

     i. Take any action that increases or decreases the authorized size of the Board of Directors.


14. HEADINGS

     The headings of the Sections, Subsections, Paragraphs and Subparagraphs of this Article FOURTH are inserted for convenience only and shall not be deemed to constitute a part of this Article FOURTH.